UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BUZZFEED, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 5, 2024
To My Fellow Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of BuzzFeed, Inc., which will be held virtually at https://www.cstproxy.com/buzzfeed/2024 on Thursday, April 25, 2024 at 2:00 p.m. Eastern Time.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our annual report and proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

Jonah Peretti
Founder, CEO and Chairman of the Board
IMPORTANT
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON THURSDAY, APRIL 25, 2024. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/BUZZFEED/2024.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes forward-looking statements within the meaning of Section 27A of the Securities Act, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future operating results and financial condition, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.
These statements are not historical facts and are based on current expectations, estimates, and projections about our industry, our management’s beliefs, and certain assumptions made by our management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (our “2023 Form 10-K”), and our other filings with the Securities and Exchange Commission (the “SEC”), which are available on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, and on the SEC website at www.sec.gov.
All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

BUZZFEED, INC.
229 West 43rd Street, 10th Floor
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	Thursday, April 25, 2024 at 2:00 p.m. Eastern Time

Place:	Virtually at https://www.cstproxy.com/buzzfeed/2024. There is no physical location for the Annual Meeting.

Items of Business:	1.Elect a Class III director of BuzzFeed, Inc., to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

2.Grant discretionary authority to our board of directors to (1) amend our second amended and restated certificate of incorporation, as amended, to combine outstanding shares of each of our Class A common stock and Class B common stock into a lesser number of outstanding shares of Class A common stock and Class B common stock, as the case may be, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty five (1-for-25) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (2) effect such reverse stock split, if at all, within one year of the date the proposal is approved by our stockholders.

3.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

4.Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:	Only stockholders of record at the close of business on April 1, 2024 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.

Participation in Annual Meeting:	We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at https://www.cstproxy.com/buzzfeed/2024. Please see “Important Information About the Annual Meeting” for additional information.

Voting:
Your vote is very important to us. Please act as soon as possible to vote your shares, even if you plan to participate in the Annual Meeting. For specific instructions on how to vote your shares, please see “Information About Solicitation and Voting—Voting Instructions; Voting of Proxies” beginning on page 3 of this proxy statement.
Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents 50 votes. For questions regarding your stock ownership, you may contact us through our website at https://investors.buzzfeed.com/ or, if you are a registered holder, through our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.

This notice of the Annual Meeting, proxy statement, and form of proxy are being distributed and made available on or about April 5, 2024.

Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented.

By Order of the Board of Directors,

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary
New York, New York
April 5, 2024

BUZZFEED, INC.
PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement before voting.
Meeting Agenda and Voting Recommendations

			BOARD’S RECOMMENDATION “FOR” this Proposal
PROPOSAL NO. 1

ELECTION OF DIRECTORS

We are asking our stockholders to elect one Class III director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. The table below sets forth information with respect to our nominee, who is currently serving as a director. Additional information about our director nominee and his qualifications can be found under the section entitled “Proposal No. 1 Election of Directors—Nominee to Our Board of Directors.”

Name	Age	Director Since

Greg Coleman	69	December 2021

PROPOSAL NO. 2

			BOARD’S RECOMMENDATION “FOR” this Proposal
AUTHORIZATION OF REVERSE STOCK SPLIT

We are asking our stockholders to grant discretionary authority to our board of directors to (1) amend our second amended and restated certificate of incorporation, as amended, to combine outstanding shares of each of our Class A common stock and Class B common stock into a lesser number of outstanding shares of Class A common stock and Class B common stock, as the case may be, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty five (1-for-25) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (2) effect such reverse stock split, if at all, within one year of the date the proposal is approved by our stockholders. Additional information can be found under the section titled “Proposal No. 2 Authorization of Reverse Stock Split.”

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	BOARD’S RECOMMENDATION “FOR” this Proposal

We are asking our stockholders to ratify the audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Information regarding fees paid to Deloitte & Touche LLP during fiscal years 2023 and 2022 can be found under the section entitled “Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm—Independent Registered Public Accounting Firm Fees and Services.”

GOVERNANCE AND BOARD HIGHLIGHTS
We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this proxy statement.
INDEPENDENT BOARD AND LEADERSHIP PRACTICES
•Majority of directors are independent (five out of six current directors)
•All committees of our board of directors are composed of independent directors
•Active lead independent director who is elected annually and has well-defined rights and responsibilities separate from the Chairman of our board of directors
•Board composition aims to enhance diversity
•Our audit committee oversees the Company’s risk management strategy, ensuring the Company develops appropriate risk mitigation techniques around cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas
•Our nominating, corporate governance, and corporate responsibility committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters
•Our nominating, corporate governance, and corporate responsibility committee reviews the succession plans for our senior management
•Independent directors conduct regular executive sessions
•Directors maintain open communication and strong working relationships with one another and have regular access to our management
•Directors conduct a robust annual board of directors and committee self-assessment process
•Board of directors adheres to related party transaction standards for any direct or indirect involvement of a director in the Company’s business activities

BUZZFEED, INC.
229 West 43rd Street, 10th Floor
New York, New York 10036
PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
April 5, 2024

MATERIALS PROVIDED TO YOU AND INFORMATION ABOUT SOLICITATION AND VOTING
As noted above, these materials include (1) this proxy statement for use at the 2024 annual meeting of stockholders of BuzzFeed, Inc., a Delaware corporation (“BuzzFeed,” “we,” “us,” “our” or the “company”), to be held virtually at https://www.cstproxy.com/buzzfeed/2024 on Thursday, April 25, 2024 at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof (the “Annual Meeting”) and (2) our 2023 Form 10-K. This proxy statement for the Annual Meeting and the enclosed proxy card were mailed to our stockholders beginning on April 5, 2024.
The accompanying proxy is solicited on behalf of the board of directors of BuzzFeed, Inc. for use at the Annual Meeting. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.

The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement and the related proxy materials. References to our website in this proxy statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this proxy statement.

GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this proxy statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
Record Date; Quorum
Only holders of record of our Class A common stock or our Class B common stock at the close of business on April 1, 2024 (the “record date”) will be entitled to vote at the Annual Meeting. At the close of business on the record date, we had [●] shares of Class A common stock and [●] shares of Class B common stock outstanding and entitled to vote. At the close of business on the record date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote [●] shares of Class A common stock and [●] shares of Class B common stock at the Annual Meeting, representing approximately [●]% of the voting power of the shares of our Class A common stock and Class B common stock outstanding on such date. For 10 days prior to, and during, the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting at the online meeting location (https://www.cstproxy.com/buzzfeed/2024).
The holders of a majority of the voting power of the issued and outstanding shares of our Class A common stock and our Class B common stock entitled to vote at the Annual Meeting as of the record date, voting together as a single class, must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you have properly submitted (and not properly revoked) a proxy or if you are present and vote in person at the Annual Meeting.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at https://www.cstproxy.com/buzzfeed/2024.
•You may log in to the meeting platform beginning at 1:45 p.m. Eastern Time on April 25, 2024. The meeting will begin promptly at 2:00 p.m. Eastern Time.
•If you are a registered holder (i.e., on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company), you will need your control number provided in your proxy materials to attend, electronically vote and ask questions during the Annual Meeting at https://www.cstproxy.com/buzzfeed/2024. If you lose your control number, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2024, but you will not be able to vote or ask questions during the Annual Meeting.
•If you are a beneficial holder (i.e., on the record date, your shares were held in an account with a brokerage firm, bank or other nominee), you may attend the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2024. Because the organization that holds your shares is considered the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from the organization that holds your shares giving you the right to vote them at the Annual Meeting. If you obtain a valid proxy from such organization and you properly submit that legal proxy to our transfer agent, Continental Stock Transfer & Trust Company at cstproxy@continentalstock.com, you will be provided a control number, which you will need to electronically vote during the Annual Meeting. You will also need that control number in order to ask questions at the Annual Meeting. If you intend to obtain a control number, please provide your legal proxy to our transfer agent no later than April 21, 2024. If you do not obtain a control number, or if you lose it, you may join the Annual Meeting using the dial-in information provided at https://www.cstproxy.com/buzzfeed/2024, but you will not be able to vote or ask questions during the Annual Meeting.
•You will need a control number provided by Continental Stock Transfer & Trust Company to submit a question during the Annual Meeting. If you are a registered holder or a beneficial holder who has received a control number, and you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at https://www.cstproxy.com/buzzfeed/2024, type your question into the “Submit a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are irrelevant to meeting matters, are irrelevant to the business of BuzzFeed, are derogatory or in bad taste, relate to pending or threatened litigation, are personal grievances, or are otherwise inappropriate, in each case, as determined by the chair of the Annual Meeting.
•If, during the meeting, we experience technical difficulties (e.g., a temporary or prolonged power outage) or another significant problem that disrupts the meeting, we will determine what action is appropriate in light of the circumstances (e.g., reconvening the meeting, whether promptly or on a later date). In any such situation, we will notify stockholders of the decision via https://www.cstproxy.com/buzzfeed/2024. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website or you may call (917) 262-2373 for assistance.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, each share of Class A common stock represents one vote and each share of Class B common stock represents 50 votes. You may vote all shares owned by you as of the record date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name. If, on the record date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote through the Internet or by filling out and returning the proxy card included with your proxy materials.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Trustee, or Other Nominee. If, on the record date, your shares were held in an account with a brokerage firm, bank, trustee, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or otherwise provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
How are my votes counted?
•Election of Directors: Our directors are elected by a plurality of the votes cast with respect to the election of directors, which means that the individual or individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. With respect to Proposal No. 1, you may vote “FOR THE NOMINEE”, or “WITHHOLD AUTHORITY FOR THE NOMINEE.”
•Vote to Approve the Company’s Reverse Stock Split: Approval of the grant of discretionary authority to our board of directors to (1) amend our second amended and restated certificate of incorporation, as amended, to combine outstanding shares of each of our Class A common stock and Class B common stock into a lesser number of outstanding shares of Class A common stock and Class B common stock, as the case may be, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty five (1-for-25) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (2) effect such reverse stock split, if at all, within one year of the date the proposal is approved by our stockholders, will require the affirmative vote of the holders of a majority of the voting power of the issued and outstanding shares of our Class A common stock and our Class B common stock entitled to vote generally in the election of directors, voting together as a single class. You may vote “FOR” OR “AGAINST” Proposal No. 2.
•Ratification of the section of Deloitte and Touche LLP: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. You may vote “FOR” or “AGAINST” Proposal No. 3.

Recommendations of Our Board of Directors on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation	Page

Proposal No. 1	The election of the Class III director named in this proxy statement	FOR the nominee	20

Proposal No. 2
The grant of discretionary authority to our board of directors to (i) amend our second amended and restated certificate of incorporation, as amended, to combine outstanding shares of each of our Class A common stock and Class B common stock into a lesser number of outstanding shares of Class A common stock and Class B common stock, as the case may be, at a specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty five (1-for-25) split, with the exact ratio to be determined by our board of directors in its sole discretion (the “Reverse Stock Split”); and (ii) effect the Reverse Stock Split, if at all, within one year of the date the proposal is approved by our stockholders
		FOR	25

Proposal No. 3	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR	31
None of our non-employee directors or executive officers have any substantial interest in any matter to be acted upon except, in the case of Proposal No. 1, with respect to the directors so nominated and, with respect to Proposal No. 2, to the extent of their ownership of our Class A common stock and Class B common stock.
Abstentions; Broker Non-Votes
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 or Proposal No. 3, but will have the effect of a vote against Proposal No. 2.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 3 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 3. If a broker chooses not to vote shares for or against Proposal No. 3, it would have the same effect as an abstention. If a broker chooses not to vote shares with respect to Proposal No. 1, it will have no effect on the proposal. If a broker chooses not to vote shares with respect to Proposal No. 2, it will have the effect of a vote against Proposal No. 2.

Voting Instructions; Voting of Proxies

Vote at the Meeting	Vote By Internet	Vote By Mail

If you are a registered holder, you may attend and vote at the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2024. You will need your control number provided in your proxy materials to vote during the Annual Meeting.
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at
https://www.cstproxy.com/buzzfeed/2024.

If you are a beneficial holder, you may attend and the Annual Meeting by visiting https://www.cstproxy.com/buzzfeed/2024. You may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting. If you obtain a valid proxy from such organization, you will be provided a control number which you will need to vote during the Annual Meeting.

If you are a registered holder, you may vote prior to the Annual Meeting through the Internet. In order to do so, please follow the instructions shown on your proxy card.
If you are a beneficial holder, please follow the voting instructions the organization that holds your shares has enclosed or provided for you to use in directing it on how to vote your shares.

Complete, sign and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to:
Beneficial Holders:
If Broadridge is the intermediary for your broker, bank, trustee, or other nominee, Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717
If an agent other than Broadridge is the intermediary for your broker, bank, trustee, or other nominee, the address provided in your proxy card
Registered Holders:
Attn: Proxy Services, Continental Stock Transfer, 1 State Street – SC-1, New York, New York 10004-1561
Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

If you are not certain whether you are a record holder or beneficial holder, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by phone at (917) 262-2373, or by e-mail at proxy@continentalstock.com.
Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on April 24, 2024. Submitting your proxy, whether through the Internet or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card through the Internet, or by mail. If you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, trustee, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any other information furnished to our stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, e-mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines to further its goal of providing effective governance of our business and affairs for the long-term benefit of our stockholders. A copy of the Corporate Governance Guidelines is available free of charge on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, in the “Corporate Governance” section under “Documents & Charters.” The nominating, corporate governance, and corporate responsibility committee is responsible for periodically reviewing the Corporate Governance Guidelines and recommending changes as appropriate to ensure the effective functioning of the board of directors and corporate governance.
Independence of Directors
The listing rules of The Nasdaq Stock Market (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent within the meaning of Nasdaq Listing Rule 5605(a)(2). In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating, corporate governance, and corporate responsibility committees be independent. In addition:
•members of the audit committee must: (1) satisfy the independence criteria set forth in Rule 10A-3 of the Exchange Act; and (2) not have participated in the preparation of our financial statements at any time during the three years prior to the determination; and
•members of the compensation committee must: (1) satisfy the independence criteria set forth in Rule 10C-1 of the Exchange Act and Nasdaq Listing Rule 5605(d)(2); and (2) be a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.
Our board of directors conducts an annual review of the independence of our directors. Based on information provided by each director concerning their background, employment and affiliations, our board of directors determined that Angela Acharia, Greg Coleman, Patrick Kerins, Janet Rollé, and Adam Rothstein, representing five of our six current directors, are “independent directors” as defined under the applicable rules, regulations, and listing requirements of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee are independent and satisfy any relevant SEC and Nasdaq independence requirements for such committees.
Board of Directors and Committee Self-Evaluations
Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process recommended by our nominating, corporate governance, and corporate responsibility committee pursuant to the committee’s authority set forth in its charter, our board of directors conducts an annual self-evaluation in order to determine whether the board of directors and its committees are functioning effectively.
Board Leadership Structure
The nominating, corporate governance, and corporate responsibility committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto. When the positions of chairperson and chief executive officer are held by the same person, our board of directors may designate a “lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the lead independent director, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.
Our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors and adjust our board leadership structure from time to time. Mr. Peretti, our Chief Executive Officer, is currently the Chairman of our board of directors. Our board of directors determined that having our Chief Executive Officer also serve as the chairperson of our board of directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. Mr. Peretti founded, and has led, our company since its inception. Our board of directors believes that Mr. Peretti’s strategic vision for our business, his in-depth knowledge of our operations and the technology and media industry, and his experience serving on our board of directors and as Chief Executive Officer since our inception make him well qualified to serve as both chairperson of our board of directors and Chief Executive Officer.
Because Mr. Peretti serves in both these roles, our independent directors appointed a lead independent director, who has the roles and responsibilities described below under “—Lead Independent Director with Defined Roles and Responsibilities.”
Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and our other sound corporate governance policies and practices.
Lead Independent Director with Defined Role and Responsibilities
As noted above, our board of directors recognizes that in circumstances like ours where the positions of Chairman and CEO are combined, a strong lead independent director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership.
The position of lead independent director at BuzzFeed comes with significant authority and responsibilities pursuant to our Corporate Governance Guidelines, including:
•calling meetings of the independent directors;
•presiding over executive sessions of the independent directors;
•serving as principal liaison between the independent directors and the chairperson of the board of directors;
•disseminating information to the rest of the board of directors;
•communicating with stockholders and other stakeholders on behalf of our board of directors and company under appropriate circumstances;
•providing leadership to the board of directors if circumstances arise in which the role of the chief executive officer and chairperson may be, or may be perceived to be, in conflict;
•reviewing and approving agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, and information provided to the board of directors; and
•performing other functions and responsibilities as requested by the board of directors from time to time.
Mr. Kerins currently serves as our board of director’s lead independent director and, while Mr. Kerins is not standing for re-elected to our board of directors at the Annual Meeting, he will serve as a Class III director and as the lead independent director until the Annual Meeting.
Following the Annual Meeting, Mr. Rothstein will serve as our board’s lead independent director. Mr. Rothstein, who also chairs our board’s audit committee, has served as a member of our board of directors since the closing of the merger of BuzzFeed’s predecessor company (“Legacy BuzzFeed”) with 890 5th Avenue Partners, Inc. in December 2021 (the “business combination”). Given that he has been on our board since we became publicly traded and currently sits on the boards of directors of several other early- and mid-stage technology and media companies, Mr. Rothstein has a deep understanding of our business and the technology sector more broadly and, as such, our board of directors believes he is well qualified to serve as the lead independent director.

Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. As noted above, our lead independent director is the presiding director at these meetings.

Committees of Our Board of Directors
Our board of directors has established three standing committees: an audit committee, a compensation committee, and a nominating, corporate governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

	Audit Committee	Compensation Committee	Nominating, Corporate Governance, And Corporate Responsibility
Anjula Acharia
Greg Coleman
Patrick Kerins
Jonah Peretti
Janet Rollé
Adam Rothstein

= Chairperson
= Member
A copy of the charters for each committee are available, without charge, upon request in writing to BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036, Attn: Chief Legal & Compliance Officer and Corporate Secretary, or in the “Investors” section of our website, which is located at https://investors.buzzfeed.com, by clicking on “Documents & Charters” in the “Corporate Governance” section of our website.
Our board may also form new committees from time-to-time and, in September 2023, our board formed a special committee to provide advice and guidance to management in connection with material transactions proposed by management, the members of which are Mr. Rothstein (as Chairperson), Ms. Acharia, Messrs. Coleman and Kerins.
Committee members serve until their resignations or until otherwise determined by our board of directors.
Audit Committee
Our audit committee is currently composed of Mr. Rothstein, who is the chairperson, and Mr. Kerins and Ms. Rollé. As noted above (see “—Board Leadership Structure” above), each member of our audit committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations for audit committee members. Mr. Kerins is not standing for re-election to our board of directors at the Annual Meeting, but will serve as a Class III director and as a member of our audit committee until the Annual Meeting. Following the Annual Meeting, the audit committee will consist of Mr. Rothstein, as chairperson, and Ms. Rollé. At that time, as Nasdaq listing requirements require us to have at least three independent directors serving on our audit committee, we will no longer be compliant with Nasdaq Listing Rule 5605(c)(2)(A) but will have until the earlier of our 2025 annual meeting of stockholders and April 25, 2025 (i.e., one year from the date on which we ceased to be compliant) to regain compliance.
Each member of our audit committee is also able to read and understand fundamental financial statements and is financially literate as required by the Nasdaq listing requirements. Further, our board of directors has also determined that Mr. Rothstein is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act and the Exchange Act (“Regulation S-K”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.
We have adopted an audit committee charter which outlines the principal functions of the audit committee, which include:
•reviewing and discussing with our management and our independent registered public accounting firm, our financial results and other public announcements regarding our operating results;

•selecting a firm to serve as our independent registered public accounting firm to audit our financial statements (see “Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm” below) and overseeing the work of that firm;
•ensuring the independence of the independent registered public accounting firm and assessing its qualifications and performance;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm (see “Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm—Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm” below);
•providing oversight over the design, integrity, implementation, adequacy, and effectiveness of our disclosure controls and procedures and our internal controls, including establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•reviewing with management our major financial risks and operational exposures, and the steps management has taken to monitor or mitigate them, including our procedures, related policies with respect to risk assessment and enterprise risk management, and procurement of insurance (see “—Risk Oversight—Our Board’s Role in Risk Oversight” below);
•overseeing our ethics and compliance program, including reviewing with management our Code of Conduct, reassessing its adequacy and recommending any proposed changes to our board for approval (see “—Code of Conduct” below) and reviewing with management our programs for promoting and monitoring compliance with legal and regulatory requirements; and
•reviewing related-party transactions in accordance with our related-party transactions policy (see “Certain Relationships and Related Party Transactions—Policies and Procedures for Related-Person Transaction” below).
Compensation Committee
Our compensation committee is composed of Mr. Kerins, who is the chairperson, and Mss. Acharia and Rollé. Following the Annual Meeting, the compensation committee will consist of Ms. Acharia, Ms. Rollé and, assuming he is re-elected, Mr. Coleman, as the chairperson.
As noted above (see “—Board Leadership Structure” above), each member of our compensation committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations for compensation committee member and is also a non-employee director within the meaning of Rule 16b-3 of the Exchange Act. Our board has also determined that Mr. Coleman also satisfies these requirements.
We have adopted a compensation committee charter which outlines the principal functions of the compensation committee, which include:
•establishing our overall compensation philosophy;
•approving the compensation of our chief executive officer and our other executive officers;
•reviewing, and recommending to our board of directors, the compensation of our non-employee directors;
•administering our cash- and equity-based incentive plans and our 401(k) plan;
•overseeing the development, implementation, and effectiveness of our strategies, initiatives, policies and programs relating to human capital management, including with respect to the talent acquisition, retention and attrition and diversity and inclusion (see “—Human Capital” below);
•reviewing with management our major compensation-related risk exposures and the steps management has taken to monitor or mitigate such exposures;
•reviewing and administering our stock ownership guidelines (see “—Stock Ownership Guidelines’) below; and
•reviewing and administering our policy for the recovery of erroneously awarded compensation adopted in accordance with the Exchange Act, a copy of which is filed as an exhibit to our 2023 Form 10-K.

Nominating, Corporate Governance, and Corporate Responsibility Committee
Our nominating, corporate governance, and corporate responsibility committee is currently composed of Ms. Rollé, who is the chairperson, Ms. Acharia and Mr. Coleman and, assuming Mr. Coleman is re-elected, there are no changes anticipated following the Annual Meeting.
As noted above (see “—Board Leadership Structure” above), each member of our nominating, corporate governance, and corporate responsibility committee is independent under the relevant Nasdaq listing rules and SEC rules and regulations.
We have adopted a nominating, corporate governance, and corporate responsibility committee charter which outlines the principal functions of the nominating, corporate governance, and corporate responsibility committee, which include:
•identifying and recommending candidates for membership on our board of directors;
•making recommendations to our board of directors regarding the size, structure, and composition of the board and its committees;
•makes such recommendations to our board of directors with respect to its leadership structure (see “—Board Leadership Structure” above);
•reviewing the succession plans for our senior management positions and reporting its recommendations to our board of directors;
•advising our board of directors on corporate governance matters, including developing, and recommending to our board of directors, corporate governance principles (see “—Corporate Governance Guidelines” above);
•overseeing the process of annually evaluating the performance of our board of directors;
•reviewing proposed waivers of our Code of Conduct for directors and executive officers (see “—Code of Conduct” below); and
•assisting our board of directors in overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters.
Our Board’s Oversight of Corporate Strategy
Our board of directors actively oversees our management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, periodic review of financial performance, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.
Risk Oversight
Our management has the day-to-day responsibility of assessing and managing our risk exposure, and our board of directors and its committees oversee those efforts.
Our Board’s Role in Risk Oversight
Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them, as described below. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, including those described below under “—Managements’ Role in Risk Oversight.”
Our board of directors oversees financial, strategic and operational risks we face, including those associated with our business strategy, significant litigation and regulatory exposures, and other matters that may present material risk to our financial performance, operations, plans, prospects or reputation. The board also evaluates our management’s approach to addressing such risks. Our board of directors also evaluates the risks inherent in all significant transactions.

The full board has delegated responsibility for certain areas of risk to each of its standing committees:
•Audit Committee. In addition to its oversight of our disclosure controls, the audit committee has general oversight with respect to our major strategic, financial, operational and security risk exposures and has explicit oversight with respect to cybersecurity and other information technology risks, ethics and compliance-related risks, and legal and regulatory-related risks. Part of this oversight includes monitoring the steps our management has taken to assess and control these risk exposures, including any guidelines and policies governing the process by which management’s risk assessment and management is undertaken.
•Compensation Committee. The compensation committee reviews risks exposures associated with compensation programs and arrangements, including incentive plans.
•Nominating, Corporate Governance, and Corporate Responsibility Committee. The nominating, corporate governance, and corporate responsibility committee reviews risk exposures relating to corporate responsibility and sustainability, including environmental, social and governance (“ESG”) matters.
Our board (including its standing committees) receives detailed regular reports from, and regularly engages in discussion with, members of our management and other employees with respect to assessments, and potential mitigation of, the risks and exposures involved with their respective areas of responsibility. All significant actions of this nature which are done at the meeting level are reported to the full board.
Our board believes that a fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to monitor and control those risks, but also understanding what level of risk is appropriate for any given company. The involvement of the full board in reviewing our business and related risk exposures is an integral aspect of its assessment of our risk profile and appropriate level of risk. Our board appreciates the evolving nature of our business and industry and is actively involved with monitoring new threats and risks as they emerge.
Managements’ Role in Risk Oversight
As noted above, our management is responsible for identifying, aggregating, monitoring, measuring, reporting, and managing risks. This includes developing guidelines and policies governing the process by which such actions are undertaken. We have internal management committees that support this process, including:
•Risk Compliance Committee. The Risk and Compliance Committee (“RCC”) consists of executive officers and other senior delegates across all business functions within BuzzFeed and is co-chaired by our Chief Legal & Compliance Officer and Corporate Secretary, who reports to our Chief Executive Officer, and our SVP of Risk Management, who reports to our Chief Financial Officer. The RCC serves as a forum to consider operational, compliance and ethics risks comprehensively and combat siloed, duplicative or conflicting risk management programs.
•Data Governance Committee. The Data Governance Committee (“DGC”) consists of executive officers and senior delegates across engineering, data science, legal, and other business functions within BuzzFeed and is co-chaired by our Vice President of Data Science, who reports to our Publisher, and a senior counsel, who indirectly reports to the Chief Legal & Compliance Officer and Corporate Secretary. The DGC serves as both a decision-making and accountability mechanism with respect to strategic company choices or initiatives related to data, including the privacy and security of personal data.
•Environmental, Social, and Governance Steering Committee. The Environmental, Social, and Governance Steering Committee (“ESG Committee”) consists of executive officers and senior delegates across human resources, finance, legal, investor relations, communications, operations, and other business and editorial functions within BuzzFeed. Among other things, the ESG Committee is responsible for identifying and mitigating ESG risks.
•Disclosure Committee. The Disclosure Committee consists of executive officers and senior delegates across finance, legal, investor relations, communications, operations, and other business and editorial functions within BuzzFeed. The Disclosure Committee is responsible for, among other things, assisting our Chief Executive Officer and Chief Financial Officer in monitoring the integrity and effectiveness of our disclosure controls and procedures, which are part of, and therefore are uniformly aligned with, our risk oversight process.
Board and Committee Meetings and Attendance
During 2023, our board of directors met fourteen times and acted by unanimous written consent six times; the audit committee met twelve times; the compensation committee met five times and acted by unanimous written consent three times; and the nominating, corporate governance, and corporate responsibility committee met four times and acted by unanimous written consent three time. During 2023, each member of our board of directors attended at least 85% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. At our 2023 annual meeting of stockholders, all but three directors were in attendance.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or lead independent director) may do so by letters addressed to the attention of our Corporate Secretary.
This process assists our board of directors in reviewing and responding to stockholder communications. The board of directors has instructed the Corporate Secretary to review correspondence directed to the board of directors and, at their discretion, to forward items that he deems to be appropriate for the board of directors’ consideration. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
BuzzFeed, Inc.
c/o Chief Legal & Compliance Officer and Corporate Secretary
229 West 43rd Street, 10th Floor
New York, New York 10036
Code of Conduct
We have adopted a code of ethics—our Code of Conduct—that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Conduct. Our Code of Conduct is posted on the “Investor Relations” section of our website, which is located at https://investors.buzzfeed.com, in the “Corporate Governance” section under “Documents & Charters.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.
Policy Prohibiting Insider Trading, Hedging and Pledging
We have adopted a Securities Trading Policy that applies to all of our employees, consultants, contractors, freelancers, directors, and officers, including our chief executive officer and other executive officers, their immediate family members, and any affiliated or associated entity, a copy of which is attached as an exhibit to our 2023 Form 10-K. This policy governs the purchase, sale, and/or other dispositions of our securities and is reasonably designed to promote compliance with insider trading laws, rules and regulations and the Nasdaq listing requirements. It also prohibits our directors and officers and the other persons to which it applies from (1) engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sales contracts, or from contributing our securities to exchange funds in a manner that could be interpreted as hedging and (2) holding our securities in a margin account or pledging our securities as collateral for a loan except in certain limited circumstances pre-approved by our chief legal officer involving the pledge our securities as collateral for a loan by someone who clearly demonstrates the ability to repay the loan without selling such securities.

Stock Ownership Guidelines
In order to align the interests of our management and our board of directors with those of our stockholders, we believe that every executive officer and director should maintain a meaningful ownership stake in the Company. Accordingly, in December 2022, our board of directors has adopted guidelines providing that: (1) our chief executive officer is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual base salary; (2) each other executive officer is expected to beneficially own shares of our common stock with a value at least equal to two times his or her then-current annual base salary; and (3) each of our non-employee directors is expected to beneficially own shares of our common stock with a value at least equal to five times his or her then-current annual retainer. Unvested restricted stock units representing the right to receive shares of our Class A common stock (“RSUs”) are counted for purposes of determining compliance with these guidelines.
The individuals subject to these guidelines are expected to accumulate the required stock within five years (so that any person who has been subject to the guidelines since the date on which these guidelines were adopted in 2022 should be in compliance by 2027, and any person who subsequently becomes subject to them (e.g., upon their election as an executive officer or non-employee director) has five years from the date on which they becomes subject to them to be in compliance). Further, if any such executive does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 50% of the net shares received upon exercise of options or upon the vesting of RSUs, and if any such director does not satisfy these guidelines within the five-year period, then, until he or she satisfies the guidelines, he or she will be required to hold 100% of the net shares received upon the vesting of RSUs.
None of our executive officers or non-employee directors have been subject to the guidelines for five or more years.
Human Capital
At BuzzFeed, we are committed to a structure that promotes effective policy and decision making at both the board of directors and management level. Currently, the board and its committees review, and discuss with our management, matters related to human capital, including diversity, equity and inclusion, talent development, workplace culture, and compensation and benefits.
Our Employees
We consider the management of our global talent to be essential to the ongoing success of our business. As of December 31, 2023, we had 925 employees located across seven countries. As of December 31, 2023, approximately 10.5% of our employees were unionized, with certain employees associated with BuzzFeed Canada, Inc. in Canada belonging to the Canadian Media Guild, and certain employees associated with The HuffingtonPost.com, Inc. in the U.S. belonging to the Writers Guild of America, East.
We are focused on supporting our employees across the full employee lifecycle from recruitment to onboarding through ongoing development, and have implemented programs designed to support both career satisfaction and overall wellness. We offer access to a range of wellness services addressing mental health, family support, child care, and other areas.
Our Culture
At BuzzFeed, we value openness and collaboration, experimentation and growth, and diversity and equality. This is demonstrated through our content, as well as in the way we work together within the company. We aspire to provide outstanding people experiences, through our workplace practices, benefits, employee programs, communication, and diversity.
•We believe in having a direct relationship between employees and management where ideas are shared and both work together toward a common purpose.
•We believe in the principle of equal pay for equal work and having compensation programs that provide for such equality.
•We believe in treating each other respectfully and employing principles of fairness when concerns or problems arise.
•We are committed to demonstrating diversity of thought, background, and experience across all functions and levels.

•We believe in supporting the wellness of our employees and their dependents, in championing progressive changes where needed and adjusting our policies to address the changing needs of employees.
•We believe that people should be able to bring their whole self to work, and feel that the workplace is supportive and inclusive.
Diversity, Inclusion, and Belonging
At BuzzFeed, we value Diversity, Inclusion & Belonging (“DI&B”) and strive to weave this value into everything we do. We attract a diverse group of employees that reflect the world we are trying to reach through our content and we welcome the unique skills, experiences, and backgrounds each employee brings to the table every day. Since 2014, we have been committed to holding ourselves accountable to this work by publishing our diversity and demographics report annually. As of December 31, 2023, Black, Indigenous and People of Color (“BIPOC”) employees constituted 38% of our U.S.-based employee population. In addition, 61% of our global population identify as female.
We continually refine our approach to hiring, training, career development, and education to support our mission of DI&B. Our recruiting team continues to be intentional about our diversity strategy to ensure that BIPOC talent and candidates from other underrepresented groups are actively recruited, and that the company hires and retains talent with diverse perspectives and backgrounds. In the recruitment and hiring process, we also emphasize educating all team members involved about internal and unconscious biases and how to overcome them, and ensuring that all job descriptions and interview processes are inclusive and accessible. BuzzFeed is committed to increasing the representation of diverse employees and we have concentrated our efforts to both advance and retain current BIPOC and additional diverse employees.
We are committed to ensuring our culture allows employees to bring their authentic selves to work every day. We want all employees to feel safe and supported, without threat of microaggressions or bias.
In 2023, we continued to develop and launch key educational opportunities, including Identity and Allyship training, and host a myriad of Heritage Month educational events, learning opportunities, and social events sponsored by the DI&B team, BuzzFeed employee resource groups, and the DI&B Council.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating, corporate governance, and corporate responsibility committee in accordance with the committee’s charter, our second amended and restated certificate of incorporation, as amended (our “certificate of incorporation”), our restated bylaws (our “bylaws”), and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating, corporate governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications; Diversity
With the goal of developing a diverse, experienced, and highly qualified board of directors, the nominating, corporate governance, and corporate responsibility committee is responsible for developing, and recommending to our board of directors, the desired qualifications, expertise, and characteristics of members of our board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of board members that represent a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although our board of directors does not establish specific goals with respect to diversity, the board’s overall diversity is a significant consideration in the director nomination process.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and the Nasdaq listing requirements and the provisions of our certificate of incorporation, our bylaws, and the charters of the committees of our board of directors. In addition, neither our board of directors nor its nominating, corporate governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, corporate governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating, corporate governance, and corporate responsibility committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

See below for the diversity matrix of our board of directors as of April 5, 2024*:

Board Diversity Matrix (as of April 5, 2024)
Total Number of Directors: 6 directors
	Female	Male	Non-Binary	Did Not Disclosure Gender
Gender Identity
Directors	2	4	—	—
Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
*Reflects our current board membership, including Patrick Kerins, who is not standing for re-election at the Annual Meeting.
Vacancies on the Board of Directors
Our certificate of incorporation and our bylaws provide that the authorized number of directors may be set and changed only by resolution of our board of directors. Unless our board of directors determines that vacancies on the board of directors will be filled by our stockholders, such vacancies may be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy will hold office until the next election of the class to which such director has been assigned and until his or her successor is duly elected and qualified or until his or her earlier death, disqualification, resignation, or removal.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors currently consists of six directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class III will stand for election at the Annual Meeting.
At the recommendation of our nominating, corporate governance, and corporate responsibility committee, our board of directors proposes that the nominee named below, who is currently serving as a director in Class III, be elected as a Class III director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Our directors are elected by a plurality of the votes cast with respect to the election of directors. As there is only one director nominee, he will be elected as a Class III director at the 2024 Annual Meeting if he receives at least one “FOR” vote. The nominee has consented to being named in this proxy statement and to serve if elected. Shares represented by proxies will be voted “FOR” the election of the nominee named below, unless the proxy is marked to withhold authority to so vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Proxies may not be voted for more than one director.
Mr. Kerins, whose term also expires at the Annual Meeting, is not standing for re-election at the Annual Meeting, but will continue to serve as a Class III director until then. Following the Annual Meeting, our board of directors will consist of five directors, with one director on Class III and two directors in each of Class I and Class II. Diversity is important to our board of directors and the board intends to include diverse candidates among the pool of potential candidates considered when seeking additional qualified director candidates. See “Nominations Process and Director Qualifications” above for more information.
The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders held in 2025 and 2026, respectively.
Nominee to Our Board of Directors
The nominee and his age, occupation, and length of service on our board of directors as of the date of this proxy statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director/Nominee	Age	Position	Director Since
Greg Coleman (1)(2)	69	Director	December 2021
________
(1)Member of the nominating, corporate governance, and corporate responsibility committee
(2)Mr. Coleman was initially appointed to the board of directors pursuant to the terms of the Voting Agreement (as defined in, and further described below under, “Certain Relationships and Related Party Transactions—Voting Agreement”)
Greg Coleman has served as a member of our board of directors since the closing of the business combination. He is currently an Entrepreneur in Residence at Lerer Hippeau Ventures, an early-stage venture capital firm, and sits on numerous boards at the intersection of technology, media and advertising, including BuzzFeed Japan (since April 2015), TuneIn Holdings, Inc., a global audio streaming service (since February 2021), LoopMe Ltd., a mobile advertising services provider (since May 2019), Botify SAS, a search engine optimization technology company (since February 2019), and Cadent, LLC, an independent platform for TV advertising and monetization (since March 2023). He formerly served on the boards of Tubular Labs, Inc., a provider of social video intelligence (from December 2019 until May 2022), media conglomerate Meredith Corp., from August 2020 until August 2023, commerce content monetization platform Skimlinks, Inc., from February 2019 until May 2021 and video marketing technology company Eyeview, Inc., from October 2018 until March 2020. Mr. Coleman was also Chief Executive Officer of Tubular Labs from May 2022 until its acquisition by Chartbeat in March 2023. Mr. Coleman served as the President of Legacy BuzzFeed from 2014 until 2017. Prior to that, was President of Criteo SA (NASDAQ: CRTO), President and Chief Revenue Officer of TheHuffingtonPost.com, Inc. and the Executive Vice President of Global Sales at Yahoo! Inc. (then-NASDAQ: YHOO). Mr. Coleman also served as President of Platform-A at AOL Inc. (then-NYSE: AOL), was Senior Vice President of Reader’s Digest Association, Inc. (then-NYSE: RDA), President of U.S. Magazine Publishing, and as Vice President and National Sales Manager at CBS, Inc. (NASDAQ: PARA) Mr. Coleman attended the M.B.A. program at New York University and holds a B.S. in Business Administration from Georgetown University. He currently is an adjunct professor at New York University’s Stern School of Business, where he teaches a class on digital marketing and innovation. We believe that Mr. Coleman is qualified to serve as a member of the board of directors based on his extensive leadership and advisory experience relating to technology, media, and advertising.

Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this proxy statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since
Class I Directors:
Angela Acharia (1)(2)(3)	52	Director	December 2021
Jonah Peretti (4)	50	Chairman	December 2021
Class II Directors:
Janet Rollé (1)(5)(6)	62	Director	December 2021
Adam Rothstein (7)(8)	52	Director	December 2021
________
(1)Member of compensation committee
(2)Member of the nominating, corporate governance, and corporate responsibility committee
(3)Ms. Acharia was initially appointed to the board of directors pursuant to the terms of the Voting Agreement
(4)Mr. Peretti was a director of Legacy BuzzFeed from 2006 until the closing of the business combination
(5)Member of the audit committee
(6)Chairperson of the nominating, corporate governance, and corporate responsibility committee
(7)Chairperson of the audit committee
(8)Mr. Rothstein was initially appointed to the board of directors pursuant to the terms of the Voting Agreement
Angela (Anjula) Acharia has been a member of our board of directors since the closing of the business combination. Ms. Acharia is the founder and Chief Executive Officer of A-Series Investments and Management, a management and investment vehicle, and serves as a talent strategist and strategic investor and advisor to numerous consumer technology and consumer packaged goods companies. The company also manages actress Priyanka Chopra. In 2006, Ms. Acharia co-founded Desi Hits!, a multi-platform media company that produces and distributes fusion entertainment content aimed at the South Asian diaspora, where she pioneered the merging of global cultures by introducing top-tier American musical artists to India. Prior to that, Ms. Acharia was a Senior Partner at Forsyth Group and a Director at TMP Worldwide. Ms. Acharia holds a B.A. from Middlesex University. We believe that Ms. Acharia is qualified to serve as a member of our board of directors due to her extensive investment experience and advisory experience relating to consumer technology companies and the entertainment industry.
Jonah Peretti has served as our Chief Executive Officer and a member of our board of directors since the closing of the business combination and was previously Chief Executive Officer and a member of the board of directors of Legacy BuzzFeed since its formation in 2006. Prior to founding BuzzFeed, Mr. Peretti cofounded TheHuffingtonPost.com, Inc., a digital publisher of news, lifestyle and popular culture content, and served in various management roles there from the company’s founding until its sale to AOL Inc. in 2011. Mr. Peretti holds an M.S. from the Massachusetts Institute of Technology Media Lab and a B.S. in Environmental Science from University of California, Santa Cruz. We believe Mr. Peretti is qualified to serve as a member of our board of directors because of the historical knowledge, operational expertise, and continuity he brings to the company, as well as his industry experience.
Janet Rollé has served as a member of our board of directors since the closing of the business combination and previously served as a member of the board of directors of Legacy BuzzFeed from October 2020 until the closing of the business combination. Ms. Rollé serves or has served on the board of directors for public, private and non-profit companies, including serving on the board of directors and audit committee for Hallmark Cards, Inc, the operator of a portfolio of businesses including the design and sale of greeting cards and gifts, the Crayola business, and cable networks, since 2021. Ms. Rollé served as the Chief Executive Officer & Executive Director of American Ballet Theatre (“ABT”) from January 2022 to June 2023. Prior to her appointment at ABT, Ms. Rollé served for over five years as the General Manager at Parkwood Entertainment LLC, an American management and entertainment company. Prior to that, Ms. Rollé was the Executive Vice President and Chief Marketing Officer for CNN at Time Warner, Inc. (then-NYSE: TWX), Executive Vice President and Chief Marketing Officer for BET Networks Inc., Vice President and General Manager of AOL Inc. (then-NYSE: AOL), and Vice President of Programming Enterprises & Business Development at MTV Networks Inc. From March 2021 to May 2023, Ms. Rollé served as a director of Skydeck Acquisition Corporation (then-NASDAQ: SKYA), a special purpose acquisition company. From August 2010 to December 2021, Ms. Rollé was also a director of Carver Bancorp, Inc. (NASDAQ: CRV), the holding company for Carver Federal Savings Bank. Ms. Rollé holds an M.B.A. from Columbia University and a B.F.A. from

Purchase College SUNY. We believe that Ms. Rollé is qualified to serve as a member of the board of directors due to her industry expertise from prior experience as an executive and director for numerous public and private communication and entertainment companies.
Adam Rothstein has served as a member of our board of directors since the closing of the business combination. Mr. Rothstein previously served as Executive Chairman of 890 5th Avenue Partners, Inc. (NASDAQ: ENFA) from September 2020 until the closing of the business combination, when it merged with Legacy BuzzFeed. Mr. Rothstein is a Co-Founder and General Partner of Disruptive Technology Partners, an Israeli technology-focused early-stage investment fund, Disruptive Growth, a collection of late-stage investment vehicles focused on Israeli technology, and the Disruptive Technologies Opportunity Fund, a follow-on fund for Disruptive Technology Partners, which he co-founded in 2013, 2014, and 2018 respectively. Since 2014, Mr. Rothstein has also been the Managing Member of 1007 Mountain Drive Partners, LLC, which is a consulting and investment vehicle. From May 2020 until March 2021, Mr. Rothstein was a sponsor and director of Roth CH Acquisition I Co. (NASDAQ: ROCH), a special purpose acquisition company that merged with PureCycle Technologies LLC and is now publicly listed on Nasdaq as PureCycle Technologies, Inc. (NASDAQ: PCT). From December 2020 until July 2021, Mr. Rothstein was a sponsor and director of Roth CH Acquisition II Co. (NASDAQ: ROCC), a special purpose acquisition company that merged with Reservoir Holdings, Inc. in July 2021, and in July of 2021, Mr. Rothstein was named a director, and a member of the audit committee, of Reservoir Media, Inc. (NASDAQ: RSVR), an independent music company. From March 2021 until February 2022, Mr. Rothstein was also a sponsor and director of Roth CH Acquisition III Co. (NASDAQ: ROCR), a special purpose acquisition company that merged with BCP QualTek HoldCo, LLC. From August 2021 to May 2023, Mr. Rothstein was also a director of Roth CH Acquisition IV Co. (NASDAQ: ROCG), a special purpose acquisition company that merged with Tigo Energy, Inc., and is now publicly listed on Nasdaq as Tigo Energy, Inc. (NASDAQ: TYGO). Since November 2021, Mr. Rothstein has been a director and member of the audit committee of Roth CH Acquisition V Co., (NASDAQ: ROCL), a special purpose acquisition company that has entered into an agreement and plan of merger with New Era Helium Corp., a company engaged in the exploration and production of helium and natural gas reserves. The combined company is expected to trade on Nasdaq as New Era Helium Corp. Since August 2023, Mr. Rothstein has been a director and member of the audit committee of Roth CH Acquisition Co., a special purpose acquisition company (NASDAQ: USCT). From July 2019 until January 2021, Mr. Rothstein was a director of Subversive Capital Acquisition Corp. (NEO: SVC.A.U) (OTCQX: SBVCF), a special purpose acquisition company that partnered with Shawn “JAY-Z” Carter and Roc Nation in January 2021 to acquire CMG Partners Inc. and Left Coast Ventures, Inc. and which now trades as Gold Flora Corp. (NEO: GRAM.U). Mr. Rothstein has over 25 years of investment experience and currently sits on the boards of directors of several early- and mid-stage technology and media companies both in the United States and in Israel, as well as remaining an Advisory Board Member Emeritus of the Leeds School of Business at the University of Colorado Boulder. Mr. Rothstein has a MPhil in Finance from the University of Cambridge and graduated summa cum laude with a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania. We believe that Mr. Rothstein is qualified to serve as a member of the board of directors due to his extensive investment experience and financial knowledge and experience as a director for numerous technology and media companies.
Director Not Standing to Re-Election
As noted above, Mr. Kerins’ term ends at the Annual Meeting and he is not standing for re-election. His age, occupation and length of service on our board of directors as of the date of this proxy statement are provided in the table below and in the additional biographical description set forth in the text below the table.

Name of Director	Age	Position	Director Since
Patrick Kerins (1)(2)(3)(4)	68	Director	December 2021
________
(1)Member of the audit committee
(2)Chairperson of the compensation committee
(3)Lead independent director
(4)Mr. Kerins was a director of Legacy BuzzFeed from December 2011 until the closing of the business combination
Patrick Kerins has served as a member of our board of directors since the closing of the business combination and previously served as a member of the board of directors of Legacy BuzzFeed from December 2011 until the closing of the business combination. Mr. Kerins is currently a Special Partner at New Enterprise Associates Inc., an American-based venture capital firm. Previously, Mr. Kerins served as a General Partner at Grotech Capital Group Inc., an investment banker for Alex Brown & Sons Inc., and a consultant for McKinsey & Co. Inc., a management consulting firm, from 1985 to 1987. Mr. Kerins also served as a Lieutenant in the U.S. Navy. Mr. Kerins currently sits on a number of private portfolio companies of NEA and is chairman emeritus of the Mid-Atlantic Venture Association. Mr. Kerins has previously served on the board of directors for several other companies, including Spring Mobile Solutions, Inc., a provider of wireless enterprise application software solutions (from July 2008 until February 2022), Travelator, Inc., an expense and travel management company (from October 2015 until December 2021), ChannelAdvisor Corporation (then-NYSE: ECOM) (from 2007 until July 2016), and Millennial Media (then-NYSE: MM) (from November 2009 until October 2015). Mr. Kerins holds an MBA from Harvard Business School and a B.S. from Villanova University. We believe that Mr. Kerins is qualified to serve as a member of the board of directors based on his extensive leadership experience and financial knowledge.
There are no family relationships among our directors and executive officers.
Non-Employee Director Equity Compensation
Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our board of directors.
The compensation program adopted by our board of directors December 2021, a copy of which is filed as an exhibit to our 2023 Form 10K, provides for the following:
Cash and Equity Compensation
Annual Retainers. The program provides an annual retainer of $50,000 to each of our non-employee directors. The chairs of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receive an additional annual retainer of $35,000, $25,000 and $25,000, respectively. Each non-chairperson member of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee receives an additional annual retainer of $20,000, $15,000 and $10,000, respectively. We do not pay fees to directors for attendance at meetings of our board of directors and its committees.
Equity Awards. The program also provides for awards of RSUs to each of our non-employee directors. The actual number of shares granted are equal to the applicable grant date value, divided by the average closing price of our Class A common stock over the 20 trading days immediately preceding the date of grant, and in four equal quarterly installments over a one-year period.
•Initial RSU Grant. Each non-employee director elected or appointed to our board of directors who is not a committee chairperson is granted an award on the date of his or her appointment to our board of directors having an aggregate grant date value of $225,000. The chair of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee is granted a RSU award on the date of his or her appointment or election to our board of directors having an aggregate grant date value of $250,000, $225,000 and $225,000, respectively.
•Annual RSU Grant. Following each annual meeting of stockholders, each non-employee director who is serving on our board of directors on, and will continue to serve on our board of directors immediately following, the date of such annual meeting, and who is not a committee chairperson, is granted an award having an aggregate grant date value of $125,000. The chair of our audit committee, compensation committee, and nominating, corporate governance, and corporate responsibility committee is granted an award having an aggregate grant date value of $175,000, $125,000, and $125,000, respectively.
Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their ordinary, reasonable, and necessary expenses incurred in the course of Company business (e.g., travel expenses incurred in attending board and committee meetings).

Non-Employee Director Compensation
The following table provides information for the year ended December 31, 2023 regarding all compensation earned by each person who served as a director for some portion or all of 2023, other than Mr. Peretti, the Chairman of our board of directors and our Chief Executive Officer, who is not included in the table below, as he is an employee and receives no compensation for his service as a director. The compensation received by Mr. Peretti, our only employee director, is shown in the “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)		Stock Awards (1)(2) ($)		Option Awards (1) ($)	Total ($)
Angela Acharia	75,000		105,681		—	180,681
Joan Amble (3)	39,633		147,953		—	187,586
Greg Coleman	55,833		105,681		—	161,514
Patrick Kerins	95,000	(4)	105,681	(4)	—	200,681
Janet Rollé	101,667		105,681		—	207,348
Adam Rothstein	78,750		158,312		—	237,062
________
(1)The following table sets forth information regarding the aggregate number of shares of our Class A common stock underlying outstanding options (all of which were vested) and restricted stock unit awards held by our non-employee directors as of December 31, 2023:

Name	Number of Shares Underlying RSUs Held as of December 31, 2023	Number of Shares Underlying Options Held as of December 31, 2023
Angela Acharia	—	—
Joan Amble
Greg Coleman	—	1,594,854	(a)
Patrick Kerins	—	—
Janet Rollé	26,775	—
Adam Rothstein	66,641	—
________
(a)    Mr. Coleman was party to an agreement with us, dated as of December 31, 2022, pursuant to which, until December 31, 2023, Mr. Coleman provided certain advisory services with respect to our advertising sales and revenue activities. As compensation for these services, which were distinct from his duties as a member of our board, the period in which Mr. Coleman had to exercise certain outstanding options was extended until March 31, 2024. A copy of Mr. Coleman’s adviser agreement is filed as an exhibit to our 2023 Form 10-K.
(2)Amounts represent the aggregate grant date fair value of the RSUs awarded to our non-employee directors during 2023 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 18”). The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 11 of the notes to our consolidated financial statements included in 2023 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the non-employee directors upon vesting of the RSUs. For each director, the number of RSUs granted was determined by dividing the value of the award to which he or she was entitled in accordance with our non-employee director compensation program (see “—Non-Employee Director Compensation—Equity and Cash Compensation” above) by the average closing price per share of our Class A common stock for the 20 trading days immediately preceding the date of grant (April 5, 2023, July 19, 2023, and October 11, 2023, as the case may be), while the grant date fair value of the RSUs reported in the Stock Awards column is equal to the product of such number of shares and the closing price per share of our Class A common stock on the date of grant.
(3)Ms. Amble’s service on our board ended on May 31, 2023, following the 2023 annual meeting of our stockholders. We entered into an agreement with Ms. Amble, dated as of April 6, 2023, pursuant to which, until December 31, 2023, Ms. Amble provided our chief financial officer with certain advisory services. As compensation for these services, the RSUs held by Ms. Amble continued to vest through the term of her agreement, rather than being canceled upon the end of her service as a director. A copy of Ms. Amble’s adviser agreement is filed as an exhibit to our 2023 Form 10-K.
(4)Mr. Kerins is a director of NEA 13 GP, LTD (“NEA 13 GP”), which is the sole general partner of NEA Partners 13, L.P. (“NEA Partners 13”) which is, in turn, the sole general partner of New Enterprise Associates 13 LP (“NEA 13”). Pursuant to Mr. Kerins’ relationship with NEA 13 GP, any cash compensation to which Mr. Kerins is entitled is payable to NEA Management Company, LLC, the parent company of NEA 13 GP, and will be used for the benefit of investors in NEA 13.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR THE NOMINEE”
IN THE ELECTION OF THE CLASS III DIRECTOR

PROPOSAL NO. 2
AUTHORIZATION OF REVERSE STOCK SPLIT
Our board of directors is proposing that our stockholders grant discretionary authority to our board of directors to amend our certificate of incorporation to combine the outstanding shares of each of our Class A common stock and Class B common stock into a lesser number of outstanding shares our Class A common stock and Class B common stock, as the case may be, commonly known as a reverse stock split. More specifically, if this Proposal No. 2 is approved by our stockholders, the board of directors would have the sole discretion as to whether to effect the Reverse Stock Split, if at all, within one year of the date the proposal is approved by our stockholders and to fix the specific ratio for the combination, within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty five (1-for-25) split.
We believe that enabling the board of directors to determine the timing of the Reverse Stock Split (including whether to implement it at all) and to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to maximize the anticipated benefits for our stockholders.
The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action would be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
In fixing the ratio of the Reverse Stock Split, the board of directors may consider, among other things, the initial and continued listing requirements of Nasdaq, then-current market price of our Class A common stock, trading volatility of our Class A common stock, number of shares of our Class A common stock outstanding, potential financing opportunities, and prevailing general market and economic conditions.
The Reverse Stock Split, if approved by our stockholders and effected by our board of directors, would become effective upon the filing of an amendment to our second amended and restated certificate of incorporation with the Secretary of State of the State of Delaware, or at such later time as may be set forth in the amendment, and would be realized simultaneously and in the same ratio for all of our issued and outstanding shares of Class A common stock and Class B common stock.
The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Annex A to this proxy statement. Any amendment to our second amended and restated certificate of incorporation to effect the Reverse Stock Split filed with the Secretary of State of the State of Delaware will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.
Reasons for the Reverse Stock Split
Our primary reasons for approving and recommending the Reverse Stock Split are to (1) increase the bid price of our Class A common stock on Nasdaq so that we can maintain compliance with the Nasdaq minimum bid price requirement, to avoid delisting and triggering our obligation to offer to repurchase our convertible notes, and (2) make our Class A common stock more attractive to a broader base of investors, particularly certain institutional investors, which may allow us to develop a more diverse and long-term-oriented public market stockholder base over time.
Minimum Bid Price Requirement
As a company with securities listed on The Nasdaq Capital Market, we are required to, among other things, maintain a minimum bid price of at least $1.00 per share. On May 31, 2023, we received a letter from Nasdaq’s Listing Qualifications Department notifying us that, for the previous 30 consecutive business days, the bid price for our Class A common stock had closed below the minimum per share requirement. We did not regain compliance during the initial 180 day period provided to us and, on, November 28, 2023, Nasdaq approved a second 180 day period to regain compliance with the minimum bid price requirement, so that we now have until May 28, 2024 to do so. As such, the bid price for our common stock needs to close at $1.00 or more for at least 10 consecutive business days prior to May 28, 2024 (i.e., starting on May 13, 2024). If we do not regain compliance with the minimum bid price requirement by May 28, 2024, Nasdaq will notify us that our securities are subject to delisting. In the event of such a notification, we may appeal the Listing Qualifications Department’s determination to delist our securities before the Nasdaq Listing Qualifications Panel. However, there can be no assurance that, if we receive a delisting notice and appeal the delisting determination, such an appeal would be successful.

A delisting of our Class A common stock from Nasdaq would materially reduce the liquidity of our Class A common stock and result in a corresponding material reduction in the price of the stock. Any such event could make it more difficult to dispose of, or obtain accurate quotations for the price of, our Class A common stock, and there also could be an additional reduction in our coverage by securities analysts and the news media, which could cause the price of the stock to decline further. In addition, delisting could harm our ability to raise capital through alternative financing sources on terms acceptable to us, or at all, and may result in the potential loss of confidence by investors, suppliers, customers and employees and fewer business development opportunities. In addition, under the indenture governing our unsecured convertible notes, the failure of our Class A common stock to be listed on any national securities exchange or quoted on Nasdaq would constitute a fundamental change and we would have to offer to repurchase the then-outstanding notes for cash at a price equal to 101% of par plus accrued and unpaid interest, no later than the 35th business day following such notice.
Reducing the number of outstanding shares of Class A common stock should, absent other factors, generally increase the per share market price of our Class A common stock. There can be no assurance, however, that even if the Reverse Stock Split is effected, that the bid price of our Class A common stock will continue to be sufficient, over time, for us to maintain compliance with the Nasdaq minimum bid price requirement.
More Attractive Stock
We believe the Reverse Stock Split will make our Class A common stock more attractive to a broader range of investors, as we believe that the current market price of our Class A common stock may prevent, limit or deter certain institutional investors, professional investors and other members of the investing public from purchasing our Class A common stock and prevent the Class A common stock from being included in certain indices on which investors rely. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Class A common stock could result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Stock Split will make our Class A common stock a more attractive and cost-effective investment option for many investors, which in turn could enhance the liquidity of our Class A common stock for our holders.
In evaluating whether to seek stockholder approval for the Reverse Stock Split, our board of directors took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.
Even if our stockholders approve the Reverse Stock Split, our board of directors reserves the right not to effect the Reverse Stock Split if, in the opinion of our board of directors, it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.
Certain Risk Factors Associated with the Reverse Stock Split
The Reverse Stock Split may negatively impact the market for our shares of Class A common stock.
Factors such as our financial results, market and economic conditions, and the market perception of our business may adversely affect the market price of our Class A common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Class A common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split, we will be able to maintain a bid price over the $1.00 minimum bid price requirement of Nasdaq or that the market price of our Class A common stock will not decrease in the future.
There can be no assurance that the market price per share of our Class A common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Class A common stock outstanding before the Reverse Stock Split. Accordingly, the total market value of our Class A common stock after the Reverse Stock Split may be lower than the total market value before the Reverse Stock Split.

Further, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Class A common stock on a post-Reverse Stock Split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
Potential Effects of the Proposed Amendment
If our stockholders approve the Reverse Stock Split and the board of directors acts to effect it, the number of shares of Class A common stock and Class B common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our Class A common stock and Class B common stock uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except that as described below in “Fractional Shares”, record holders of Class A common stock and Class B common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Class A common stock or Class B common stock, as the case may be, to round up to the next whole share. In any event, cash will not be paid for fractional shares. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split will not change the terms of our Class A common stock or Class B common stock. As such, after the Reverse Stock Split, the shares of Class A common stock and Class B common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The Class A common stock and Class B common stock will remain fully paid and non-assessable.
Additionally, the Reverse Stock Split will have no effect on the number of shares of Class A common stock or Class B common stock that we are authorized to issue (i.e., 700 million shares of Class A common stock and 20 million shares of Class B common stock), thereby effectively increasing the number of shares of Class A common stock and Class B common stock available for future issuance. The issuance in the future of additional shares of our Class A common stock or Class B common stock made available by the Reverse Stock Split may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of our Class A common stock or Class B common stock due to the Reverse Stock Split may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us.
After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.
Effect of the Reverse Stock Split on Our Outstanding Warrants, Our Outstanding Equity Awards, Future Awards under Our Incentive Plans, Our Convertible Notes, and Future Purchases under our At-The-Market Offering
If the Reverse Stock Split is approved by our stockholders and our board of directors decides to implement the Reverse Stock Split, as of the effectiveness of the Reverse Stock Split, proportionate adjustments will be made to (1) all then-outstanding warrants exercisable for shares of our Class A common stock, such that fewer shares would underly such securities; (2) all then-outstanding options and RSUs issued under the BuzzFeed, Inc. 2021 Equity Incentive Plan (the “2021 EIP”), such that fewer shares of our Class A common stock would underly such awards; (3) the number of shares of our Class A common stock then-available for issuance under each of our 2021 EIP and the BuzzFeed, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), such that fewer shares will be available to grant under both plans; (4) the number of shares of our Class A common stock issuable upon conversion of our then-outstanding convertible notes, such that fewer shares would be issuable upon conversion of such notes; and (5) the number of shares of our Class A common stock we could offer in our at-the-market offering, such that fewer shares would be available for sale in such offering.
Illustration
The table below sets forth, for illustrative purposes only, certain approximated effects of potential Reverse Stock Split ratios of 1-for-2, 1-for-15 and 1-for-25 on our Class A common stock, without giving effect to the treatment of fractional shares.

Status	Number of Shares of Class A Common Stock Authorized for Issuance	Number of Shares of Class A Common Stock Issued (1)	Number of Shares of Class A Common Stock Reserved for Future Issuance (2)	Number of Shares of Class A Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	700,000,000	140,189,693	81,378,126	478,432,181
Post-Reverse Stock Split 1-for-2	700,000,000	70,094,847	40,689,063	589,216,091
Post-Reverse Stock Split 1-for-15	700,000,000	9,345,980	5,425,208	685,228,812
Post-Reverse Stock Split 1-for-25	700,000,000	5,607,588	3,255,125	691,137,287
________
(1)    As of March 11, 2024, the most recent practicable date for which such information was available.
(2)    The pre-reverse stock split number of shares of Class A common stock reserved for future issuance is based on the following:
•9,875,787 shares of Class A common stock issuable upon the exercise of warrants outstanding (see Note 5 of the notes to our consolidated financial statements included in 2023 Form 10-K for more information about our warrants);
•3,198,043 shares of Class A common stock issuable upon the exercise of options outstanding at a weighted average exercise price of $6.25 per share;
•8,649,793 shares of Class A common stock issuable upon the vesting of outstanding RSUs at weighted average fair value per unit of $0.69 per share;
•29,333,660 shares of Class A common stock reserved for future grants of awards under the 2021 EIP;
•6,708,195 shares of Class A common stock reserved for future grants of awards under the 2021 ESPP;
•12,416,175 shares of Class A common stock reserved for issuance upon conversion of our convertible notes (see Note 9 of the notes to our consolidated financial statements included in 2023 Form 10-K for more information about our convertible notes); and
•11,196,473 shares of Class A common stock reserved for future issuances in connection with our at-the-market offering (see Note 11 of the notes to our consolidated financial statements included in 2023 Form 10-K for more information about our at-the-market offering).
The table below sets forth, for illustrative purposes only, certain approximated effects of potential Reverse Stock Split ratios of 1-for-2, 1-for-15 and 1-for-25 on our Class B common stock, without giving effect to the treatment of fractional shares.

Status	Number of Shares of Class B Common Stock Authorized for Issuance	Number of Shares of Class B Common Stock Issued (1)	Number of Shares of Class B Common Stock Reserved for Future Issuance	Number of Shares of Class B Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	20,000,000	5,473,940	—	14,526,060
Post-Reverse Stock Split 1-for-2	20,000,000	2,736,970	—	17,263,030
Post-Reverse Stock Split 1-for-15	20,000,000	364,929	—	19,635,071
Post-Reverse Stock Split 1-for-25	20,000,000	218,958	—	19,781,042
________
(1)    As of March 11, 2024, the most recent practicable date for which such information was available.
Registered “Book-Entry” Holders of Class A Common Stock and Class B Common Stock
Our registered holders of Class A common stock and Class B common stock hold some or all of their shares electronically in book-entry form with the transfer agent. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.
Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Class A common stock and Class B common stock, as the case may be, to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Accounting Matters
The proposed amendment to our certificate of incorporation will not affect the par values of our Class A common stock and Class B common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Class A common stock and Class B common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.
Material U.S. Federal Income Tax Considerations
The following discussion is a general summary based on present law of certain U.S. federal income tax consequences of the Reverse Stock Split relevant to U.S. Holders (as defined below) of shares of our Class A common stock. This discussion is not a complete description of all tax considerations that may be relevant to a U.S. Holder of shares of Class A common stock; it is not a substitute for tax advice. It applies only to U.S. Holders that hold shares of Class A common stock as capital assets and use the U.S. dollar as their functional currency. In addition, it does not describe all of the U.S. federal income tax considerations that may be relevant to a U.S. Holder in light of a U.S. Holder’s particular circumstances, including U.S. Holders subject to special rules, such as banks or other financial institutions, insurance companies, tax-exempt entities, dealers, traders in securities that elect to mark-to-market, regulated investment companies, real estate investment trusts, partnerships and other pass-through entities (including S-corporations), certain former U.S. citizens and lawful permanent residents of the United States, persons liable for the alternative minimum tax, persons that directly, indirectly or constructively, own 5% or more of the total combined voting power of our stock or of the total value of our equity interests, investors that will hold shares of Class A common stock in connection with a permanent establishment or fixed base outside the United States, or investors that will hold securities as part of a hedge, straddle, conversion, constructive sale or other integrated financial transaction. This summary also does not address U.S. federal taxes other than the income tax (such as Medicare contribution tax on net investment income, the alternative minimum tax, or estate or gift taxes) or U.S. state and local, or non-U.S. tax laws or considerations. In addition, this summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split. U.S. Holders are urged to consult their own tax advisors to determine the particular consequences to them.
As used in this section, “U.S. Holder” means a beneficial owner of shares of Class A common stock that is, for U.S. federal income tax purposes: (1) a citizen or individual resident of the United States, (2) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (3) a trust subject to the control of one or more U.S. persons and the primary supervision of a U.S. court; or (4) an estate the income of which is subject to U.S. federal income taxation regardless of its source.
The U.S. federal income tax treatment of a partner in a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) that holds shares of Class A common stock generally will depend on the status of the partner and the activities of the partnership. Holders of shares of Class A common stock that are entities or arrangements treated as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the specific U.S. federal income tax consequences to their partners of the partnership’s ownership and disposition of shares of Class A common stock.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
U.S. HOLDERS OF SHARES OF OUR CLASS A COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.
U.S. Federal Income Tax Consequences of the Reverse Stock Split
We intend the Reverse Stock Split to qualify as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”). Because the Reverse Split is not part of a plan to increase periodically any stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split is not expected to result in a constructive dividend to any U.S. Holder. A U.S. Holder that exchanges shares of Class A common stock solely for Consolidated Shares, other than a U.S. Holder that receives a full share in lieu of a fractional share, is not expected to recognize gain or loss for federal income tax purposes. In such case, the aggregate tax basis of our Consolidated Share received by a U.S. Holder in the Reverse Stock Split, other than with respect to a U.S. Holder that receives a full share in lieu of a fractional share, would generally be equal to the aggregate tax basis of the Class A common stock surrendered in exchange therefor and the holding period of our Consolidated Shares received by a U.S. Holder in the Reverse Stock Split would generally include the holding period of the Class A common stock exchanged therefor. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Class A common stock surrendered to Consolidated Shares received in a recapitalization pursuant to the Reverse Stock Split.
As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares of Class A common stock not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Class A common stock to round up to the next whole share of Class A common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. Holder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the U.S. Holder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the U.S. Holder’s basis in their shares of Class A common stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.
THE DISCUSSION ABOVE IS A GENERAL SUMMARY. IT DOES NOT COVER ALL TAX MATTERS THAT MAY BE OF IMPORTANCE TO A PARTICULAR U.S. HOLDER. EACH U.S. HOLDER OF SHARES OF CLASS A COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES TO IT OF THE REVERSE STOCK SPLIT IN LIGHT OF SUCH U.S. HOLDER’S OWN CIRCUMSTANCES.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE AUTHORIZATION OF THE REVERSE STOCK SPLIT

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our audit committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2024 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that Deloitte is not ratified by our stockholders, the audit committee will review its future selection of Deloitte as our independent registered public accounting firm.
Deloitte audited our financial statements for the fiscal year ended December 31, 2023. Representatives of Deloitte are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Deloitte will periodically rotate the individuals who are responsible for our audit.
During the fiscal years ended December 31, 2022 and 2023, fees for services provided by Deloitte were as follows:

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2023
Service Type
Audit fees(1)	$2,635,393	$1,457,000
Audit-related fees(2)	14,600	—
Tax fees(3)	5,916	5,700
Other fees(4)	—	4,126
Total fees	$2,655,909	$1,466,826
________
(1)“Audit fees” include professional services rendered in connection with the audit of our consolidated financial statements, the review of our interim condensed consolidated financial statements, and for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. The amount reported for 2022 was adjusted from the corresponding amount reported in the proxy statement for our 2023 annual meeting of stockholders—$2,728,393—to reflect final amounts billed for services rendered during fiscal year 2022.
(2)“Audit-related fees” include professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of our interim condensed consolidated financial statements and are not reported under “Audit fees.” For 2022, these fees included permissible accounting advisory services for BuzzFeed Japan.
(3)“Tax fees” include professional services rendered in connection with tax compliance, tax advice, and tax planning, and consist of preparation of original and amended Good and Services Tax refund claims and other indirect tax compliance services in India.
(4)“Other fees” include all other fees for products and services that are not included in the above categories and consists of licenses obtained for an online accounting research tool.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided to us by the independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
All of the services relating to the fees described in the table above were approved by our audit committee.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee of the Board of Directors of BuzzFeed, Inc. has reviewed and discussed the Company’s audited financial statements with management and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable rules and standards promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as filed with the SEC on [March 29, 2024], for the fiscal year ended December 31, 2023.
The Audit Committee has also discharged its other responsibilities, as described under “Board of Directors and Committees of the Board of Directors; Corporate Governance Standards and Director Independence—Audit Committee.”
Submitted by:
Audit Committee of the Board of Directors
Patrick Kerins
Janet Rollé
Adam Rothstein
* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS
The names of our executive officers and the two former officers who are named executive officers for 2023, their ages as of the date of this proxy statement and their positions are shown below.

Name	Age	Position
Executive Officers:
Jonah Peretti	50	Founder, Chief Executive Officer, and Director
Matthew Omer	40	Chief Financial Officer
David Arroyo	55	Chief Legal & Compliance Officer and Corporate Secretary
Marcela Martin	52	Former President
Felicia DellaFortuna	40	Former Chief Financial Officer
________
Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
For information regarding Mr. Peretti, please refer to “Proposal No. 1—Election of Directors.”
Matthew Omer has served as our Chief Financial Officer since October 23, 2023. Mr. Omer previously served as Executive Vice President Finance and Treasurer from October 2022 until October 2023, having served as our Senior Vice President of Finance from December 2021. Prior to that, Mr. Omer served as Legacy BuzzFeed’s Senior Vice President of Finance from May 2021 until the closing of the business combination and as Vice President of Finance from October 2019 until May 2021. Prior to joining BuzzFeed, Mr. Omer was Chief Financial Officer and Chief Operating Officer at 123 Home Care, a privately-held provider of non-medical home care services, from April 2017 until October 2019, after having held roles of increasing responsibility in the finance department of Viant Technology. Prior to that, Mr. Omer held several roles at KPMG, most recently in the economic valuation services division. Prior to working in public accounting, Mr. Omer was an analyst at Strategic Equity Group and was a consultant at Profit Recovery Partners. Mr. Omer graduated from the University of Arizona with a B.S. in Business Administration.
David Arroyo has served as our Chief Legal & Compliance Officer and Corporate Secretary since January 2023. Mr. Arroyo previously served as our Senior Vice President, Chief Compliance Officer, and Head of Litigation from January 2022 to December 2022, and served as Vice President and Associate General Counsel of Legacy BuzzFeed from July 2019 until the closing of the business combination. Prior to joining BuzzFeed, Mr. Arroyo was Senior Vice President, Global Head of Compliance at Discovery, Inc., multinational mass media factual television conglomerate, from 2018 to 2019. Previously, he spent 14 years at Scripps Networks Interactive, Inc., as Senior Vice President, Business & Legal Affairs and Chief Ethics & Compliance Officer from 2016 to 2018; Senior Vice President, Legal Affairs and Internal Audit from 2014 to 2016; Senior Vice President, Legal Affairs from 2012 to 2014; Vice President, Legal Affairs from 2007 to 2012; and Director, Legal Affairs from 2004 to 2007. Before joining Scripps Networks, Mr. Arroyo worked at both Gibson, Dunn & Crutcher LLP and Kirkland & Ellis LLP and served as a Law Clerk to U.S. District Court Judge James G. Carr. Mr. Arroyo graduated from the University of Michigan Law School with a J.D. and Duke University with a B.A. in Political Science and Public Policy.
Marcela Martin served as our President from August 2022 until January 2024. Prior to joining BuzzFeed, Ms. Martin was Chief Financial Officer and Treasurer of Squarespace, (NYSE: SQSP), a website building and hosting technology company, from November 2020 until July 2022 and Senior Vice President and Chief Financial Officer of Booking.com B.V., a digital travel company, from January 2019 to October 2020. Previously, she spent three years at National Geographic Partners, LLC, a joint venture between The Walt Disney Company and the namesake non-profit scientific organization National Geographic Society, as Chief Administrative Officer from July 2018 to December 2018 and as Chief Financial Officer from January 2016 to December 2018. Prior to that, Ms. Martin held positions with Fox International Channels, including as Executive Vice President for Finance and Chief Financial Officer. In addition, Ms. Martin serves on the board of directors of Cvent, Inc., a hospitality management technology provider, and Chegg, Inc. (NYSE: CHGG), an education technology company. Originally from Argentina, Ms. Martin received an M.B.A from the University of Liverpool and graduated from the University of Morón as a Public Certified Accountant with expertise in accounting.
Felicia DellaFortuna served as our Chief Financial Officer from the closing of the business combination in December 2021 until November 2023 and was Chief Financial Officer of Legacy BuzzFeed from February 2020 until the closing of the business combination. Prior to that, Ms. DellaFortuna served as Legacy BuzzFeed’s Senior Vice President of Finance of Legacy

BuzzFeed from May 2019 to February 2020, as the Vice President of Finance from June 2017 to May 2019, and the Senior Director of Finance from October 2015 to June 2017. Prior to joining BuzzFeed, Ms. DellaFortuna served as Senior Director of Finance at Viant Technology Inc. and as the Director of Financial Planning and Analysis at XIX Entertainment Limited. Ms. DellaFortuna started her career at Ernst & Young LLP,where she held several roles in its assurance and transaction advisory services divisions. Ms. DellaFortuna holds a B.S. in Accounting from Lehigh University’s College of Business and Economics.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 11, 2024, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our Class A common stock or our Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws. The applicable percentage ownership of Class A common stock is based on the 140,189,693 shares of Class A common stock outstanding as of March 11, 2024 and the applicable percentage ownership of Class B common stock is based on the 5,473,940 shares of Class B common stock outstanding as of March 11, 2024, and percentage of combined voting power reflects the voting power of the named beneficial owner giving effect to all outstanding shares of Class A common stock and Class B common stock. In accordance with SEC rules, shares of our Class A common stock subject to options that are exercisable on or within 60 days of March 11, 2024 or RSUs representing the right to receive shares of our Class A common stock that vest and settle within 60 days of March 11, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the options or RSUs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. There were no shares of our Class B common stock subject to options that were exercisable on or within 60 days of March 11, 2024 or RSUs representing the right to receive shares of our Class B common stock that may vest and settle within 60 days of March 11, 2024. There were no shares of Class C common stock, nor any rights to acquire shares of Class C common stock, outstanding as of March 11, 2024. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036.

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		% of Combined Voting Power
	Number of Shares	% of Shares	Number of Shares	% of Shares
5% or Greater Stockholders:
NBCUniversal Media, LLC (1)	20,707,693	15%	—	—	5%
New Enterprise Associates 13, L.P. (2)	15,333,892	11%	—	—	4%
Entities affiliated with Hearst (3)	11,494,795	8%	—	—	3%
Jonah Peretti (4)	4,812,240	3%	5,237,416	96%	64%
Entities affiliated with Verizon (5)	11,478,031	8%	—	—	3%
Entities affiliated with RRE (6)	10,350,407	7%	—	—	3%
200 Park Avenue Partners, LLC (7)	5,431,745	4%	5,237,416	96%	65%
Executive Officers and Directors:
Jonah Peretti (4)	4,812,240	3%	5,237,416	96%	64%
David Arroyo (8)	68,311	—%	—	—	—%
Matthew Omer (9)	320,359	—%	—	—	—%
Marcela Martin (10)	848,413	1%	—	—	—%
Felicia DellaFortuna (11)	309,035	—%	—	—	—%
Angela Acharia (12)	202,315	—%	—	—	—%
Gregory Coleman (13)	1,206,288	1%	—	—	—%
Patrick Kerins (14)	15,556,739	11%	—	—	4%
Janet Rollé (15)	287,083	—%	—	—	—%

Name and Address of Beneficial Owner	Class A Common Stock		Class B Common Stock		% of Combined Voting Power
	Number of Shares	% of Shares	Number of Shares	% of Shares
Adam Rothstein (16)	1,895,569	1%	—	—	—%
All current directors and executive officers as a group (8 persons) (17)	24,348,904	17%	5,237,416	96%	69%
________
(1)As reported in a statement on Schedule 13D/A filed with the SEC on February 21, 2023, by Comcast Corporation (“Comcast”). All of the shares of our Class A common stock reported in the table are directly beneficially owned by NBCUniversal Media, LLC (“NBCU”) and include the 1,200,000 shares of Class A common stock received by it December 3, 2023 upon the conversion, on a one-to-one basis pursuant to our certificate of incorporation, of shares of our Class B common stock which were held in an escrow account administered by PNC Bank, National Association (“PNC”), pursuant to the terms of the Amended and Restated Escrow Agreement entered into in connection with the closing of business combination among Mr. Peretti, Jonah Peretti, LLC, NBCUniversal Media, LLC (“NBCU”), and PNC, a copy of which is filed as an Exhibit to our 2023 Form 10-K (the “Escrow Agreement”). NBCU is a wholly owned subsidiary of NBCUniversal, LLC, which, in turn, is wholly owned by Comcast. As such, NBCUniversal, LLC and Comcast may each be deemed to have shared voting and investment discretion over securities directly owned by NBCUniversal Media, LLC. The principal business office of Comcast is One Comcast Center, 1701 John F. Kennedy Blvd., Philadelphia, PA 19103. The principal business office of both NBCUniversal Media, LLC and NBCUniversal, LLC is 30 Rockefeller Plaza, New York, NY 10112.
(2)As reported in a statement on Schedule 13D filed with the SEC on January 13, 2022, by NEA 13. The securities reported in the table consist of 15,333,892 shares of our Class A common stock of which NEA 13 is the record owner (which, according to our records, it received in consideration of its Legacy BuzzFeed stock in connection with our business combination). NEA Partners 13 is the sole general partner of NEA 13. NEA 13 GP is the sole general partner of NEA Partners 13. Each of such entities may be deemed to share voting and dispositive power over the shares directly held by NEA 13. Patrick J. Kerins, who is a member of our board of directors, Forest Baskett, and Scott D. Sandell are the directors of NEA 13 GP, and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The principal business address of each of NEA 13, NEA Partners 13, NEA 13 GP, Patrick Kerins, and Scott D. Sandell is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093. The principal business address of Forest Baskett 2855 Sand Hill Road, Menlo Park, CA 94025.
(3)As reported in a statement on Schedule 13G filed with the SEC on February 9, 2024, by Hearst Communications Inc. According to the statement: (i) HDS II Inc. (“HDS II”) is the direct beneficial owner of 5,000,000 shares of our Class A common stock (which, according to our records, it received in connection with our acquisition of Complex Networks) and (ii) Hearst Communications, Inc. (“HCI”) is the direct beneficial owner of 6,494,795 shares of our Class A common stock (which, according to our records, it received in consideration of its Legacy BuzzFeed stock in connection with our business combination). HCI is the controlling stockholder of HDS II; Hearst Holdings, Inc. (“HHI”) is the controlling stockholder of HCI; The Hearst Corporation (“THC”) is the controlling stockholder of HHI; and The Hearst Family Trust is the controlling stockholder of THC. As such, each of the aforementioned parties may be deemed to have shared voting and dispositive power over the shares directly or indirectly owned by HDS II or HCI. Also, HCI may be deemed to have shared voting and dispositive power over the shares directly owned by HDS II. The principal business office of each of the aforementioned parties is 300 West 57th Street, New York, NY 10019.
(4)The securities reported in this row consist of: (i) an aggregate 4,812,240 shares of our Class A common stock held by John S. Johnson III and Johnson BF, LLC (“Johnson BF”) (which they received in consideration of its Legacy BuzzFeed stock in connection with our business combination) over which Mr. Peretti holds an irrevocable proxy granted by them pursuant to the Holder Voting Agreement (as defined in, and described in further detail, below under “Certain Relationships and Related Party Transactions—Holder Voting Agreement”); and (ii) 5,237,416 shares of our Class B common stock directly held by Jonah Peretti, LLC (which it received in consideration of its Legacy BuzzFeed stock in connection with our business combination). Jonah Peretti is the managing member of Jonah Peretti, LLC and has voting and dispositive power over the shares held directly by Jonah Peretti, LLC. Class B common stock is convertible into shares of Class A common stock at any time at the election of the holder on a one-for-one basis.
(5)According to our records, Verizon Ventures LLC is the direct beneficial owner of 6,478,031 shares of our Class A common stock, which it received on March 15, 2023 upon the conversion of 6,478,031 shares of our Class C common stock issued to Verizon Ventures LLC in February 2021 in connection with our acquisition of TheHuffingtonPost.com, Inc. Verizon Ventures LLC is a direct wholly owned subsidiary of Verizon Communications Inc. (“Verizon”), and by virtue of this relationship, Verizon may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 6,478,031 shares of our Class A common stock beneficially owned by Verizon Ventures LLC. As reported in a statement on Schedule 13G filed with the SEC on February 14, 2024, by Verizon, MCI Communications Services LLC is the direct beneficial owner of 5,000,000 shares of our Class A common stock (which, according to our records, it received in connection with our acquisition of Complex Networks). MCI Communications Services LLC is a direct wholly owned subsidiary of MCI Communications Services LLC. MCI Communications Services LLC is a direct wholly owned subsidiary of MCI International LLC. MCI International LLC is a direct wholly owned subsidiary of Verizon Business Network Services LLC. Verizon Business Network Services LLC is a direct wholly owned subsidiary of Verizon Business Global LLC. Verizon Business Global LLC is a direct wholly owned subsidiary of Verizon. By virtue of the relationships among such companies, each of them may be deemed to have shared power to vote and dispose of, or to direct the vote and disposition of, the 5,000,000 shares of Class A common stock beneficially owned by Verizon CMP Holdings LLC. The principal business address of Verizon is 1095 Avenue of the Americas, New York, NY 10036 and for each of other the aforementioned parties is One Verizon Way, Basking Ridge, NJ 07920.
(6)As reported in a statement on Schedule 13G filed with the SEC on February 28, 2022, by RRE Ventures IV, L.P. (“RRE IV”). The securities reported in the table consist of: (i) 9,537,830 shares of our Class A common stock directly held by RRE IV; and (ii) 812,577 shares of our Class A common stock directly held by RRE Leaders Fund, L.P. (“RRE Leaders”) (which, according to our records, they received in consideration of its Legacy BuzzFeed stock in connection with our business combination). RRE Ventures GP IV, LLC is the general partner of RRE IV and, as such, shares voting and dispositive power over shares directly held by RRE IV. RRE Leaders GP, LLC is the general partner of RRE Leaders and, as such, shares voting and dispositive power over shares directly held by RRE Leaders. James D. Robinson IV, Stuart J. Ellman, and William D. Porteous are the managing members and officers of RRE Ventures GP IV, LLC and RRE Leaders GP, LLC and may be deemed to have shared voting and investment discretion over securities directly or indirectly owned by the aforementioned entities. The address of each of the aforementioned parties is 130 East 59th Street, 17th Floor, New York, NY 10022.
(7)The securities reported in the table consist of: (i) 619,505 shares of our Class A common stock held directly by 200 Park Avenue Partners, LLC (the “Sponsor”), which it received in connection with our business combination; (ii) an aggregate of 4,812,240 shares of our Class A common stock beneficially owned by Mr. Peretti, as described in footnote (4) above, and (iii) 5,237,416 shares of our Class B common stock owned by Jonah Peretti, as described in footnote (4) above. The Voting Agreement (as defined in, and described in further detail, below under “Certain Relationships and Related Party Transactions—Voting Agreement”) provides that Mr. Peretti and certain of his affiliates will vote all shares of our common stock beneficially held by such parties in favor of the election to our board of directors of certain individuals designated by the Sponsor (as described in further detail below under “Certain Relationships and Related Party Transactions—Voting Agreement”) and, as a result, the Sponsor is deemed to share beneficial ownership of Mr. Peretti’s shares of our common stock. Scott Flanders is the manager of the Sponsor and may be deemed to have shared voting and investment discretion over securities directly owned by the Sponsor. The mailing address of both the Sponsor and Scott Flanders is P.O. Box 7859, Avon, CO 81620.
(8)The securities reported in this row consists of: (i) shares of our Class A common stock directly held by Mr. Arroyo and (ii) 22,950 vested options.
(9)The securities reported in this row represent shares of our Class A common stock directly held by Ms. Martin.
(10)The securities reported in this row consist of: (i) 68,384 shares of our Class A common stock directly held by Mr. Omer; (ii) 2,300 shares of our Class A common stock owned by Mr. Omer’s spouse, as to which Mr. Omer disclaims beneficial ownership except to the extent of his pecuniary interest therein; and (3) 249,675 RSUs which vest on April 1, 2024.
(11)The securities reported in this row represent shares of our Class A common stock directly held by Ms. DellaFortuna.
(12)The securities reported in this row consist of: (i) 200,065 shares of our Class A common stock directly held by Ms. Acharia; and (ii) 2,250 shares of our Class A common stock held by A Series Investment, LLC, a company founded by Ms. Acharia of which she serves as the chief executive officer, as to which Ms. Acharia disclaims beneficial ownership except to the extent of her pecuniary interest therein.
(13)The securities reported in this row consist of: (i) 1,004,739 shares of our Class A common stock directly beneficially owned by Mr. Coleman; (ii) 7,667 shares underlying warrants exercisable for our Class A common stock; (iii) 13,089 shares of our Class A common stock directly held by The Eloise Marie Coleman 2016 Trust; (iv) 51,722 shares of our Class A common stock directly held by The Benjamin Coleman 2000 Trust; (v) 51,722 shares of our Class A common stock directly held by The Stephen Coleman 2000 Trust; (vi) 13,089 shares of our Class A common stock directly held by The Audrey Amelia Coleman 2014 Trust; and (vii) 51,722 shares of our Class A common stock directly held by The Melissa Coleman 2000 Trust; (viii) 12,538 shares of our Class A common stock directly held by The Coleman 2014 Family Trust (together with each of the aforementioned trusts, the “Coleman Trusts”). Mr. Coleman’s brother serves as trustee of each of the Coleman Trusts and Mr. Coleman disclaims beneficial ownership of the shares held of record by each of the Coleman Trusts except to the extent of his pecuniary interest therein.
(14)The securities reported in this row consist of: (i) 222,847 shares of our Class A common stock directly held by Mr. Kerins; and (ii) the shares held by NEA 13 identified in footnote 2, above.
(15)The securities reported in this row represent shares of our Class A common stock directly held by Ms. Rollé.
(16)The securities reported in this row consist of: (i) 1,831,904 shares of our Class A common stock directly held by Mr. Rothstein; and (ii) 63,665 shares underlying warrants exercisable for Class A common stock.
(17)This total includes the securities beneficially owned by all of our directors and officers, including, without limitation, the securities described in footnotes (4), (10), (11) and (14) through (18). Other than as stated in footnotes (4), (10), (11) and (14) through (18) above, none of our directors or officers is capable of acquiring shares of our capital stock within 60 days of March 11, 2024 through the vesting of RSUs or options.

EXECUTIVE COMPENSATION
Our named executive officers for 2023 were:
•Jonah Peretti, our Founder and Chief Executive Officer;
•David Arroyo, our Chief Legal & Compliance Officer and Corporate Secretary;
•Marcela Martin, our former President; and
•Felicia DellaFortuna, our former Chief Financial Officer.
Summary Compensation Table
The following table provides information concerning compensation earned by each of our named executive officers for all services rendered in all capacities during the last two or fewer years during which such individuals were named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Option Awards ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jonah Peretti	2023	325,000	—	—	—	—	2,025	(3)	327,025
Founder and Chief Executive Officer	2022	325,000	48,750	—	—	—	2,125		375,875
David Arroyo	2023	375,000	—	—	736,207	—	4,903	(4)	1,116,110
Chief Legal & Compliance Officer and Corporate Secretary
Marcela Martin (5)	2023	463,500	—		981,034	—	4,974	(7)	1,449,508
Former President	2022	187,250	517,175	—	4,630,682	—	1,376		5,336,483
Felicia DellaFortuna (7)	2023	416,011	—	—	736,207	—	3,752	(8)	1,155,970
Former Chief Financial Officer
________
(1)For 2022, (A) the amount reported for Mr. Peretti represents a bonus paid under our corporate bonus plan described below under “—Annual Bonus Compensation” and (B) for Ms. Martin, the amount reported represents: (i) a $16,875 bonus paid under our corporate bonus plan; (i) a $500,000 sign on bonus, as described below under “—Employment Arrangements—Marcela Martin’s Offer Letter;” and (ii) an additional $300 sign on bonus she received as part of a broad-based program for new employees intended to help to defray costs relating to a work-from-home setup.
(2)Amounts represent the aggregate grant date fair value of the RSUs awarded to the named executive officer during 2023 and 2022 in accordance with ASC Topic 18. The assumptions used in calculating the grant date fair value of the RSUs reported in the Stock Awards column are set forth in Note 11 of the notes to our consolidated financial statements included in 2023 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSUs and do not correspond to the actual economic value that may be received by the named executive officers from the RSUs.
(3)For 2023, the amount reported for Mr. Peretti represents: (i) a $900 work-from-home stipend; and (ii) $1,125 in group term life insurance imputed income.
(4)The amount reported for Mr. Arroyo represents: (i) our matching contribution of $2,278 on his behalf under our 401(k) plan; (ii) a $900 work-from-home stipend; and (iii) $1,725 in group term life insurance imputed income.
(5)Ms. Martin served as our President from August 2022 until January 2024.
(6)For 2023, the amount reported for Ms. Martin represents: (i) our matching contribution of $2,349 on her behalf under our 401(k) plan, (ii) a $900 work-from-home stipend; and (iii) $1,725 in group term life insurance imputed income.
(7)Ms. DellaFortuna served as our Chief Financial Officer until November 2023, at which point she was succeeded by Mr. Omer.
(8)The amount reported for Ms. DellaFortuna represents: (i) our matching contribution of $2,346 on her behalf under our 401(k) plan; (ii) a $750 work-from-home stipend; and (iii) $656 in group term life insurance imputed income.

Equity Compensation
We will, from time to time, grant equity awards in the form of options and/or RSUs to our named executive officers, which are generally subject to vesting based on each named executive officer’s continued service with us. See “—Outstanding Equity Awards at Fiscal Year-End Table” for the awards held by each of our named executive officers as of the end of 2023.
Annual Bonus Compensation
For 2023, each of our named executive officers was eligible for a cash bonus under our corporate bonus plan based on the achievement of corporate performance targets and his or her individual performance.
Specifically: (1) Mr. Peretti was eligible for a cash bonus with a target equal to 100% of his 2023 base salary; (2) Mr. Arroyo was eligible for a cash bonus with a target equal to 50% of his 2023 base salary; (3) Ms. Martin was eligible for a cash bonus with a target equal to 60% of her 2023 base salary; and (4) Ms. DellaFortuna was eligible for a cash bonus with a target equal to 50% her 2023 base salary, in each case subject to his or her continued employment through the date, if any, on which we paid bonuses for the year under the plan. For each:
•35% of his or her bonus opportunity was based upon achievement of a 2023 revenue target, where, for this portion of the bonus to be earned, we would have to achieve a threshold level of revenue for 2023, set at 90% of the revenue target set forth in the budget approved by the board for 2023, and up to 225% of the bonus target could be earned, if actual performance was 200% or more of the revenue target;
•35% was based upon achievement of a 2023 EBITDA target set forth in the budget approved by the board for 2023, where, for this portion of the bonus to be earned, we would have to achieve a threshold level of EBITDA for 2023, set at 50% of the EBITDA target, and up to 200% of the bonus target could be earned, if actual performance was 200% or more of the EBITDA target; and
•the remaining 30% was based upon the compensation committee’s discretionary assessment of his or her individual performance, based on multiple factors of the committee’s choosing.
Our compensation committee determined that, because of our financial performance for 2023, no bonuses would be paid to any executive officers or employees of the Company under the corporate bonus plans for 2023. Further, even if bonuses had been paid for 2023, neither Ms. Martin nor Ms. DellaFortuna would have been eligible, as Ms. Martin’s employment ended prior to the date any bonuses for 2023 would have been payable and Ms. DellaFortuna was not employed through the end of 2023.
401(k) Plan
We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Full-time employees who are on our U.S. payroll and who have attained at least 18 years of age are generally eligible to participate in the plan on the first day of employment, contingent upon completion of certain onboarding tasks. Temporary employees, interns, and fixed term employees who are on our U.S. payroll are also eligible to participate, after 1,000 hours of employment. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Pre-tax contributions by participants and the income earned on those contributions are generally not taxable to participants until withdrawn. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. The plan provides for a discretionary employer matching contribution and a discretionary employer profit sharing contribution.

Outstanding Equity Awards at Fiscal Year-End Table
The table below sets forth the outstanding equity awards for our named executive officers as of December 31, 2023. All of the outstanding equity awards were granted under the 2021 EIP.

Name	Award Grant Date		Option Awards						Stock Awards
			Number of Securities Underlying Unexercised Options Exercisable (#) (1)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Jonah Peretti	—		—		—	—	—		—		—
David Arroyo	12/3/2021	(3)	22,950	(4)	—	8.34	12/2/2029
	2/22/2022								7,495	(5)	1,874
	6/13/2022								7,879	(6)	1,970
	5/19/2023								1,206,896	(7)	301,724
Marcela Martin	8/25/2022		—		—	—	-		154,398	(8)	38,600
	10/11/2023								81,522	(8)	20,381
Felicia DellaFortuna	12/3/2021	(3)	3,060	(9)		8.76	2/13/2024	(10)
	12/3/2021	(3)	4,590	(9)		8.83	2/13/2024	(10)
	12/3/2021	(3)	7,650	(9)		9.55	2/13/2024	(10)
	12/3/2021	(3)	61,200	(11)		8.34	2/13/2024	(10)
________
(1)All exercisable options were vested as of December 31, 2023.
(2)The dollar value of these awards is calculated by multiplying the number of units by $0.25, the closing price per share of our Class A common stock on December 29, 2023, the last trading day of 2023.
(3)These options were originally rights to purchase shares of Legacy BuzzFeed and were converted into options to purchase shares of our Class A common stock in connection with the business combination.
(4)Of these options, 10,950 are non-qualified and the remaining 12,000 are incentive stock options.
(5)One-fifth of these RSUs vested on February 15, 2024 and the remaining four-fifths of these RSUs vest in four equal installments on each quarterly anniversary thereafter, subject to Mr. Arroyo’s continued employment through the relevant vesting date. Additionally, there were 1,499 RSUs from this grant which vested on November 15, 2023 and are not included in the table above, although they did not settle until March 8, 2024.
(6)One-sixth of these RSUs vested on February 15, 2024 and the remaining five-sixths of these RSUs vest in five equal installments on each quarterly anniversary thereafter, subject to Mr. Arroyo’s continued employment through the relevant vesting date. Additionally, there were 1,313 RSUs from this grant which vested on November 15, 2023 and are not included in the table above, although they did not settle until March 8, 2024.
(7)One-third of these RSUs vest on May 19, 2024 and the remaining two-thirds of these RSUs vest in eight equal installments on each quarterly anniversary thereafter, in each case subject to Mr. Arroyo’s continued employment through the relevant vesting date.
(8)These RSUs would have vested on February 1, 2024, subject to Ms. Martin’s continued employment through the relevant vesting date. In consideration for her service, the compensation committee accelerated the vesting of the RSUs so that they vested on January 12, 2024, the last day of Ms. Martin’s service.
(9)These are incentive stock options.
(10)Ms. DellaFortuna’s option awards expired on the 90th day after the date her employment ended, in accordance with the terms of her award agreements.
(11)Of these options, 49,804 are non-qualified and the remaining 11,396 are incentive stock options.
These equity awards are subject to vesting acceleration, as described under “— Potential Payments upon Termination or Change of Control” below.
Employment Arrangements
Currently, we have an offer letter agreement with Mr. Arroyo and, prior to their respective terminations of employment, had an offer letter agreement with each of Mss. Martin and DellaFortuna, a copy of each of which is filed as an exhibit to our 2023 Form 10-K. Mr. Peretti, our Founder, Chairman and Chief Executive Officer, is not party to an offer letter, or employment agreement, with us and, as is the case with Mr. Arroyo, and was the case for each of Mss. Martin and DellaFortuna, is employed on an at-will basis, with no fixed term of employment.
Each of our named executive officers will receive (or, the case of Mss. Martin and DellaFortuna, would have received) benefits upon certain qualifying terminations of employment as described below under “—Potential Payments upon Termination or Change in Control.”
David Arroyo’s Offer Letter
Mr. Arroyo, our Chief Legal & Compliance Officer and Corporate Secretary, is party to an offer letter with us dated July 8, 2019 and amended on November 9, 2022. As noted above, Mr. Arroyo is an at-will employee. Pursuant to his offer letter:
•Mr. Arroyo’s annual base salary as January 1, 2023 (i.e., the date on which he was promoted to Chief Legal & Compliance Officer and Corporate Secretary) was $375,000. His salary was, and will be, subject to adjustment pursuant to our employee compensation policies in effect from time to time.
•Mr. Arroyo is eligible to receive an annual cash bonus with a target equal to 50% of his base salary as of January 1, 2023. The actual amount of any bonus paid to Mr. Arroyo will be determined by our compensation committee based on, among other things, the achievement of corporate performance targets and his individual performance.
•On December 3, 2019, Mr. Arroyo received a grant of options to purchase 75,000 shares of Legacy BuzzFeed’s common stock at price of $2.55 per share, one-quarter which vested one the first anniversary of the date of grant and the remaining three-quarters of which vested monthly in 36 equal installments over the following three years, subject to his continued employment. In connection with the business combination, these were converted into options to purchase 22,950 shares of our Class A common stock, at a price of $8.34 per share.
•Mr. Arroyo is entitled to participate in all benefit plans generally available to our employees.
•While employed by us, Mr. Arroyo is prohibited from engaging in any other employment, consulting or other business activity without our prior written consent and from assisting anyone in competing with us or hiring our employees.
Mr. Arroyo has received additional grants of equity not contemplated by his offer letter. See “—Outstanding Equity Awards at Fiscal Year-End Table” above for information about the awards made to Mr. Arroyo which were outstanding on December 31, 2023. Please see “—Summary Compensation Table” above for information about payments to Mr. Arroyo for 2023.
Marcela Martin’s Offer Letter
Ms. Martin, who was our President from August 1, 2022 until January 12, 2024, was party to an offer letter with us dated March 25, 2022 and amended on August 4, 2022. As noted above, Ms. Martin was an at-will employee. Pursuant to her offer letter:
•Ms. Martin’s annual base salary as of her start date of August 1, 2022 was $450,000. Her salary was subject to adjustment pursuant to our employee compensation policies in effect from time to time.
•Ms. Martin was eligible to receive an annual cash bonus with a target equal to 60% of her starting salary. The actual amount of any bonus paid to Ms. Martin was determined by our compensation committee based on, among other things, the achievement of corporate performance targets and her individual performance.
•Ms. Martin received a sign on bonus of $500,000. If her employment had been terminated by us with cause (as defined in her offer letter) or if she had terminated her employment voluntarily before August 1, 2023 (i.e., the first anniversary of her start date), Ms. Martin would have had have to repay the bonus in full.
•On August 25, 2022, Ms. Martin received a grant of 2,840,909 RSUs with a target grant date value of $5,000,000, one-third of which vested on August 1, 2023 (i.e., the first anniversary of her start date) and the remaining two-thirds of which vested in eight equal quarterly installments over the following two years, in each case, subject to her continued employment.
•Ms. Martin was eligible to receive an additional grant of RSUs following the first anniversary of her employment, the number of which was equal to the lesser of (1) $2,000,000 divided by the average closing price of our Class A common stock over the 20 trading days immediately preceding the date of grant (or, if there was a “change in control” of the Company within the meaning of the Change in Control and Severance Plan (as defined below), the 20 trading days immediately preceding the date of such change in control), and (2) 1,000,000, one-eighth of which would vest in quarterly installments over the two years from grant, subject to her continued employment. On October 11, 2023, Ms.

Martin received a grant of 1,000,000 RSUs, one-eighth of which vested on November 1, 2023 (i.e., the first day of the first quarter following the first anniversary of her start date) and the remaining seven-eighths of which vested in seven equal installments over the following 21 months, in each case, subject to her continued employment.
•Ms. Martin was eligible to participate in the Change in Control and Severance Plan.
•Ms. Martin was entitled to participate in all benefit plans generally available to our employees.
•While employed by us, Ms. Martin was prohibited from engaging in any other employment, consulting or other business activity without our prior written consent and from assisting anyone in competing with us or hiring our employees.
Please see “—Summary Compensation Table” above for information about payments to Ms. Martin for 2023.
Felicia DellaFortuna’s Offer Letter
Ms. DellaFortuna, who was our Chief Financial Officer from December 3, 2021 until November 6, 2023 and employed until November 13, 2023, was party to an offer letter with us dated September 14, 2015, pursuant to which she was initially employed as a Senior Director of Finance. As noted above, Ms. DellaFortuna was an at-will employee. Pursuant to her offer letter:
•Ms. DellaFortuna’s annual base salary as of her start date of September 29, 2015 was $195,000. His salary was subject to adjustment pursuant to our employee compensation policies in effect from time to time.
•Ms. DellaFortuna was eligible to receive an annual cash bonus. Her target bonus for 2015 (i.e., the first year of his employment) was $20,000 (pro-rated to reflect the partial year of service). The actual amount of any bonus paid to Ms. DellaFortuna was determined by our compensation committee based on, among other things, the achievement of corporate performance targets and her individual performance.
•On October 21, 2015, Ms. DellaFortuna received a grant of options to purchase 10,000 shares of Legacy BuzzFeed’s common stock at price of $2.68 per share, one-quarter of which vested one the first anniversary of the date of grant and the remaining three-quarters of which vested monthly in 36 equal installments over the following three years, subject to her continued employment. In connection with the business combination, these were converted into options to purchase 3,060 shares of our Class A common stock, at a price of $8.76 per share.
•Ms. DellaFortuna was entitled to participate in all benefit plans generally available to our employees.
•While employed by us, Ms. DellaFortuna was prohibited from engaging in any other employment, consulting or other business activity without our prior written consent and from assisting anyone in competing with us or hiring our employees.
Ms. DellaFortuna received additional grants of equity not contemplated by her offer letter. See “—Outstanding Equity Awards at Fiscal Year-End Table” above for information about the awards made to Ms. DellaFortuna which were outstanding on December 31, 2023. Please see “—Summary Compensation Table” above for information about payments to Ms. DellaFortuna for 2023.
Potential Payments upon Termination or Change in Control
Change in Control and Severance Plan
On February 4, 2022, the compensation committee of our board of directors approved and adopted a Change in Control and Severance Plan, effective as of February 4, 2022, covering our executive officers (including our named executive officers) and other employees designated by the board of directors or the compensation committee (“the Change in Control and Severance Plan”), a copy of which is filed as an exhibit to 2023 Form 10-K.
The Change in Control and Severance Plan provides for benefits upon a “qualifying termination” — a termination by the Company of the participant’s employment without “cause” or a resignation by the participant for “good reason” (in each case, as defined in the Change in Control and Severance Plan). The benefits to which a participant may be entitled under the Change in Control and Severance Plan vary depending on whether the participant has been designated by our compensation committee as a “Tier 1,” “Tier 2,” “Tier 3” or “Tier 4” participant and whether or not a qualifying termination occurs within the 12-month period following a “change in control” (as defined in the Change in Control and Severance Plan):

•Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a qualifying termination other than during the 12-month period following a change in control will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 12 months, nine months, nine months, and six months, respectively, of his or her then-current base salary plus (b) the greater of (x) his or her then-current target bonus, pro-rated to reflect any partial year of service and (y) 100%, 75%, 75%, and 50%, respectively, of his or her current target bonus; and (2) reimbursement of COBRA premiums for a period of up to 12 months, nine months, nine months, and six months, respectively.
•Tier 1, Tier 2, Tier 3, and Tier 4 participants subject to a qualifying termination during the 12-month period following a change in control will be eligible to receive: (1) a cash lump-sum severance payment in an amount equal to (a) 24 months, 12 months, 12 months, and nine months, respectively, of his or her then-current base salary plus (b) the greater of (x) his or her then-current target bonus, pro-rated to reflect any partial year of service and (y) 200%, 100%, 100%, and 75%, respectively, of his or her current target bonus; (2) reimbursement of COBRA premiums for a period of up to 24 months, 12 months, 12 months and nine months, respectively; and (3) 100% acceleration of unvested equity awards (including any that vest upon the satisfaction of performance criteria).
Mr. Peretti is a Tier 1 participant, Mr. Arroyo is a Tier 2 participant and, prior to their respective terminations of employment, Mss. Martin and DellaFortuna were each Tier 2 participants.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2023 with respect to compensation plans under which shares of our Class A common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(#)
	(a)		(b)	(c)
Equity compensation plans approved by security holders
2021 EIP(2)	12,136,425	(3)	6.24	22,583,756	(5)
2021 ESPP	—	(4)	—	5,252,078	(6)
All shareholder-approved plans	12,136,425		6.24	27,835,834
Equity compensation plans not approved by security holders	—		—	—
Total	12,136,425		6.24	27,835,834
________
(1)The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)The 2021 EIP permits the granting of incentive stock options to our and any of our subsidiaries’ or affiliate’s employees and non-qualified options, restricted shares, stock bonus awards, stock appreciation rights, restricted share units, performance shares, and performance units to our and any of our subsidiaries’ or affiliates’ directors, officers, other employees, and consultants.
(3)Includes (a) 8,758,995 shares subject to outstanding RSU awards and (b) 3,377,430 shares subject to outstanding options, all of which were underwater as of December 31, 2023 (that is, their exercise price was greater than the closing price per share of our Class A common stock on December 29, 2023, the last trading day of 2023).
(4)The 2021 ESPP provides our employees and employees of our subsidiaries and affiliates with an opportunity to purchase our Class A common stock. As of the date of this proxy statement, the 2021 ESPP has not yet been implemented by the Company, and shares covered by this plan are only included in the final column of this table.
(5)As of December 31, 2023, there were 22,583,756 shares of Class A common stock available for issuance under the 2021 EIP. Pursuant to the “evergreen” provision in the 2021 EIP, the number of shares reserved for issuance under our 2021 EIP increased automatically by 7,280,589 shares on January 1, 2024 and will increase automatically on the first day of January of each of 2025 through 2031 by the number of shares equal to (a) 5% of the total issued and outstanding shares of our Class A common stock, Class B common stock, and Class C common stock as of the immediately preceding December 31st or (b) a lesser number as may be determined by our board of directors or its compensation committee.
(6)As of December 31, 2023, there were 5,252,078 shares of Class A common stock available for issuance under the 2021 ESPP. Pursuant to the “evergreen” provision in the 2021 ESPP, the number of shares reserved for issuance under our 2021 ESPP increased automatically by 1,456,117 shares on January 1, 2024 and will increase automatically on the first day of January of each of 2025 through 2031 by the number of shares equal to (a) 1% of the total issued and outstanding shares of our Class A common stock, Class B common stock, and Class C common stock as of the immediately preceding December 31st or (b) a lesser number as may be determined by our board of directors or its compensation committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Director Compensation,” respectively, since January 1, 2023, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds the lesser of $120,000 and one percent of the average of our total assets at fiscal year-end for 2022 and 2023 (i.e. $4.8 million), and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest. See “Security Ownership of Certain Beneficial Owners and Management” above for more current information about the beneficial ownership of our common stock by the holders of more than 5% of our Class A common stock and Class B common stock.
Content Agreement
In May 2020, Legacy BuzzFeed entered into the Certificate of Results and Proceeds with Universal Television, LLC (“UTV”), an affiliate of NBCU, which is a beneficial holder of 5% or more of our Class A common stock, related to the First Look Agreement, dated as of September 29, 2021, between Legacy BuzzFeed and UTV, pursuant to which we must submit exclusively to UTV, on a “first look” basis, certain concepts which we desire to develop or produce, and UTV has the right to identify concepts for projects based on certain of our content.
NBCU Commercial Agreements
On June 23, 2021, in connection with the merger agreement pursuant to which the business combination was consummated and effective as of the closing of the business combination on December 3, 2021, Legacy BuzzFeed entered into a Commercial Agreement with NBCU, which is a beneficial holder of 5% or more of our Class A common stock (the “Commercial Agreement”), a copy of which is filed as an exhibit to our 2023 Form 10-K. Pursuant to the Commercial Agreement, among other things: (1) NBCU continues to be entitled to marketing services on BuzzFeed platforms at certain discounted rates; (2) we provide editorial promotion of at least $1.0 million in marketing value during each year of the term of the Commercial Agreement across BuzzFeed’s digital properties at no cost to NBCU, its affiliates and joint ventures and their respective brands; (3) we provide licensed content to NBCU to be made available on an applicable NBCU entity streaming service under certain exclusivity terms during the remainder of the term of the Commercial Agreement; (4) NBCU is the exclusive sales representative for all BuzzFeed inventory, including HuffPost inventory, on Apple News and we endeavored to spend at least $1.0 million during the first year of the term of the Commercial Agreement to promote any of its commerce initiatives; and (5) we provide 200 million impressions per year of the term of the Commercial Agreement to drive traffic from the BuzzFeed platforms and third-party social media platforms to NBCU news properties. The Commercial Agreement will continue to be in effect for a period of three years (i.e., until December 3, 2024), unless earlier terminated by either party in accordance with its terms and conditions, or until terminated by us after NBCU realizes $400.0 million or more in value for the NBCU Base Shares (as defined in the Escrow Agreement). We are also party to certain partnership arrangements with NBCU. For the fiscal year ended December 31, 2023, we recognized $3.2 million of revenue from NBCU.
Voting Agreement
On June 24, 2021, in connection with the merger agreement pursuant to which the business combination was consummated, Legacy BuzzFeed, the Sponsor, Mr. Jonah Peretti, and each of his permitted transferees holding any shares of Legacy BuzzFeed capital stock issued and outstanding immediately prior to the closing of the business combination on December 3, 2021 or that held any shares of our common stock immediately following the closing of the business combination (the “Voting Agreement Parties”), entered into a Voting Agreement (the “Voting Agreement”), a copy of which is filed as an exhibit to our 2023 Form 10-K, pursuant to which the Voting Agreement Parties agreed to vote all shares of our common stock held by such party in favor of the following nominees to serve as members of our board of directors: (a) one director nominee designated by the Sponsor — currently Adam Rothstein; and (b) two director nominees designated by the mutual agreement of Mr. Jonah Peretti and the Sponsor — currently Greg Coleman and Angel Acharia.
Holder Voting Agreement
On July 21, 2021, Legacy BuzzFeed, John Johnson III, Johnson BF, and Mr. Peretti entered into the Holder Voting Agreement (the “Holder Voting Agreement”), a copy of which is filed as an exhibit to our 2023 Form 10-K, pursuant to which Mr. Johnson and Johnson BF agreed to grant to Mr. Peretti an irrevocable proxy to vote or consent as to all of Mr. Johnson’s and Johnson shares of our common stock (including any shares Mr. Johnson or Johnson BF acquire following the date of the agreement), in

Mr. Peretti’s sole discretion, on all matters submitted to a vote of our stockholders or through the solicitation of a written consent of stockholders. Such proxy will terminate upon the following: (a) liquidation, dissolution or winding up of our business operations or a Liquidation Event (as defined in Legacy BuzzFeed’s Seventh Amended and Restated Certificate of Incorporation); (b) our execution of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of our property and assets; (c) in the sole discretion of Mr. Peretti, with his express written consent (which he will be under no obligation to provide); or (d) Mr. Peretti’s death.
Amended and Restated Registration Rights Agreement
On December 3, 2021, in connection with the closing of the business combination, the Sponsor and certain stockholders, including NBCU, NEA 13, RRE, and Jonah Peretti, LLC, each of which is a beneficial holder of 5% or more of our Class A common stock or Class B common stock, as the case may be, entered into an amended and restated registration rights agreement, a copy of which is filed as an exhibit to our 2023 Form 10-K, pursuant to which, among other things, the investors party thereto were granted certain customary registration rights with respect to shares of Class A common stock.
Indemnification Agreements
On December 3, 2021, in connection with the closing of the business combination, we entered into indemnification agreements, a form of which is filed as an exhibit to our 2023 Form 10-K, with each of our directors and executive officers and, since that time, have entered into indemnification agreements with individuals subsequently becoming executive officers. These agreements, among other things, require us to indemnify these directors and officers for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by any of these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which such individual provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.
Our certificate of incorporation and our bylaws contains provisions limiting the liability of directors and officers to the fullest extent permitted under Delaware law. Our certificate of incorporation and our bylaws also provide the board of directors with discretion to indemnify employees when the board deems appropriates. In addition, our bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, we will advance all expenses incurred by our directors and officers in connection with a legal proceeding involving his or her status as such. We also maintain directors’ and officers’ liability insurance.
Other Transactions
We currently employ Melissa Bryant-Coleman, the daughter of Greg Coleman, a member of our board of directors, in a non-executive role. We paid Ms. Bryant-Coleman aggregate compensation of approximately $184,318 in 2023 comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, and group term-life insurance imputed income. Ms. Bryant-Coleman was paid aggregate compensation of approximately $182,062 in 2022 comprised of salary, bonuses, matching contributions on her behalf under our 401(k) plan, work-from-home stipends and related gross ups, and group term-life insurance imputed income.
Policies and Procedures for Related-Person Transactions
Our board of directors has adopted a written related-party transactions policy that conforms with the requirements for issuers with securities listed on Nasdaq and is intended to comply with the requirements of Item 404(b) of Regulation S-K. Under the policy, our audit committee serves as the approval authority for related party transactions, provided that, if the related party is, or is associated with, a member of the audit committee, our nominating, corporate governance, and corporate responsibility committee will serve as the approval authority for such transaction. Any transaction that we intend to undertake with a related party, irrespective of the amounts involved, that has not been pre-approved pursuant to the policy (e.g., director compensation) or otherwise by the approval authority, must be submitted to the chief legal officer. The chief legal officer will refer to the approval authority any related party transaction he or she determines should be considered for evaluation by the approval authority consistent with the policy. In addition, if the chief legal officer becomes aware of a transaction with a related party that has not been previously approved or previously ratified under the policy that required such approval, the transaction will be submitted promptly to the approval authority for review. In deciding whether to approve a proposed transaction, or to ratify, amend or terminate an existing transaction, the approval authority may take into account any relevant information and considerations, including, if the related party is a director, the impact on his or her independence. In addition, the approval authority may impose such conditions as it deems appropriate on us or on the related party in connection with approving the proposed transaction.

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Our bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at BuzzFeed, Inc., 229 West 43rd Street, 10th Floor, New York, New York 10036, Attn: Corporate Secretary. A stockholder’s notice to the Corporate Secretary must set forth, as to each director nomination or other matter the stockholder proposes to bring before the annual meeting, the information required by our bylaws. In addition, a stockholder’s notice to the Corporate Secretary of a proposal intended to solicit proxies in support of director nominees other than our director nominees pursuant to Rule 14a-19 under the Exchange Act must also include the information required by Rule 14a-19 under the Exchange Act.
To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on December 26, 2024 and not later than 5:00 p.m. Eastern Time on January 27, 2025 (unless the date of our 2025 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 120 days prior to the meeting and no later than the later of the 90th day before the meeting and the 10th day following the day on which our proxy materials for the meeting are first filed with the SEC or public disclosure of the date of the annual meeting is first made, whichever first occurs).
Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at our 2025 annual meeting of stockholders must be received by us not later than December 6, 2024 in order to be considered for inclusion in our proxy materials for that meeting (unless the date of our 2025 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for our 2025 annual meeting).
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2023, with the exception of: a Form 4 that we filed on behalf of Mr. Coleman on January 6, 2023 with respect, a Form 4 we filed on behalf of Ms. Amble on February 21, 2023; a Form 4 we filed on behalf of Ms. Rollé on February 21, 2023; and a Form 4 we filed on behalf of John S. Johnson III and Johnson BF on September 6, 2023.
Available Information
We will mail, without charge, upon written request, a copy of our 2023 Form 10-K, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
BuzzFeed, Inc.
229 West 43rd Street, 10th Floor
New York, New York 10036
Attn: Corporate Secretary
The annual report is also available at https://investors.buzzfeed.com under “SEC Filings” in the “Financial Information” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

•Beneficial Owner (i.e., your shares are held by a brokerage firm, a bank, a trustee, or other nominee): Please follow the instructions provided to you by your broker, bank, trustee, or other nominee.
•Registered Owner (i.e., you hold your shares in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): You will be able to provide your e-mail address and consent to receive the electronic delivery after voting your shares on https://www.cstproxy.com/buzzfeed/2024. Alternatively, you may contact Continental Stock Transfer & Trust Company, by phone at (917) 262-2373 or by e-mail at proxy@continentalstock.com.
Your electronic delivery enrollment will be effective until you cancel it.
“Householding”—Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
In accordance with those rules, we may deliver a single notice or copy of proxy materials to multiple stockholders sharing an address but, upon request, will promptly deliver a separate notice or a separate copy of proxy materials to one or more stockholders at a shared address to which a single notice or a single copy of proxy materials was delivered. If you are a beneficial owner, please contact your broker, bank, trustee or nominee. If you are a record holder, you may call us at (646) 397-2039, contact us via e-mail at IR@buzzfeed.com, or submit a request in writing to our Corporate Secretary at 229 West 43rd Street, 10th Floor, New York, New York 10036.
Conversely, any stockholders holding their share beneficially who share the same address and receive multiple copies of our annual report and proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding. Stockholders of record can contact our Corporate Secretary at the telephone number or address listed above.

OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

David Arroyo
Chief Legal & Compliance Officer and Corporate Secretary

ANNEX A

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF BUZZFEED, INC.
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

BuzzFeed, Inc., a Delaware corporation (the “Corporation”) does hereby certify as follows:

FIRST: The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 9, 2020 under the name 890 5th Avenue Partners, Inc.

SECOND: The amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 11, 2021.

THIRD: The second amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 3, 2021 (the “Second Amended and Restated Certificate”).

FOURTH: The Corporation filed a Certificate of Change of Registered Agent and/or Registered Office which had the effect of amending Article II of the Company’s Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on March 13, 2023.

FIFTH: The Second Amended and Restated Certificate was further amended by the certificate of amendment to the Second Amended and Restated Certificate filed with the Secretary of State of the State of Delaware on June 1, 2023, effective at 5:00 p.m., Eastern Time, on June 2, 2023.

SIXTH: Resolutions were duly adopted by the board of directors of the Corporation setting forth this proposed amendment no. 2 to the Second Amended and Restated Certificate (“Amendment No. 2 to the Second Amended and Restated Certificate”) and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

SEVENTH: Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of Amendment No. 2 to the Second Amended and Restated Certificate set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Class A Common Stock, par value $0.0001 per share, shall be converted into [●] (#) share of the Corporation’s Class A Common Stock, par value $0.0001 per share, and each [●] (#) issued and outstanding shares of the Corporation’s Class B Common Stock, par value $0.0001 per share, shall be converted into [●] (#) share of the Corporation’s Class B Common Stock, par value $0.0001 per share, as constituted following such date.

EIGHTH: The Second Amended and Restated Certificate is hereby amended by revising Article FOURTH to include a new paragraph as follows:

“4. Reverse Stock Split. Upon the effectiveness (the “Effective Time”) of this Amendment No. 2 to the Second Amended and Restated Certificate pursuant to Section 242 of the General Corporation Law of the State of Delaware, each [ ] ([ ]) shares of the Corporation’s Class A Common Stock, par value of $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Class A Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Class A Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of Class A Common Stock, par value of $0.0001 per share (the “New Class A Common Stock”) and each [ ] ([ ]) shares of the Corporation’s Class B Common Stock, par value of $0.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Class B Common Stock” and, together with the Old Class A Common Stock, the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Class B Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of Class B Common Stock, par value of $0.0001 per share (the “New Class B Common Stock” and, together with the New Class A Common Stock, the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Amendment No. 2 to the Second Amended and Restated Certificate. No fractional shares shall be issued in connection with the reverse stock split. In lieu of any fractional shares to which the holder would otherwise be entitled, all amounts shall be rounded up to the nearest whole share.”
NINTH: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
TENTH: This Amendment No. 2 to the Second Amended and Restated Certificate shall become effective at [●], Eastern Time, on [●], 2023.
IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 2 to the Second Amended and Restated Certificate to be executed by a duly authorized officer on the date set forth below.

BuzzFeed, Inc.

By:
Name: [●]
Title: [●]

Dated: [●]

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

**Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY**
**IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail**

# BUZZFEED, INC.

**Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 24, 2024.**

**INTERNET VOTING**
**www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**VOTE AT THE MEETING**
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend the annual meeting, visit:
**https://www.cstproxy.com/buzzfeed/2024**

**MOBILE VOTING**
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

**VOTE BY MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲**

**PROXY**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2 AND PROPOSAL 3.**

Please mark your votes like this ☒

1. Election of Class III Director
   (1) Gregory Coleman — FOR ☐ WITHHOLD ☐

3. Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. — FOR ☐ AGAINST ☐ ABSTAIN ☐

**NOTE:** Such other business as may properly come before the meeting of any adjournment thereof.

CONTROL NUMBER

**Signature____________________Signature, if held jointly____________________Date________, 2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

## Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

## The 2024 Proxy Statement and the 2023 Annual Report to Stockholders are available at: https://www.cstproxy.com/buzzfeed/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

**PROXY**

# BUZZFEED, INC.

The undersigned appoints David Arroyo and Matthew Omer, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of BuzzFeed, Inc. held of record by the undersigned at the close of business on April 1, 2024 at the Annual Meeting of Stockholders of BuzzFeed, Inc. to be held on Thursday, April 25, 2024, or at any adjournment thereof.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE ONE NOMINEE TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

**(Continued and to be marked, dated and signed, on the other side)**